                                                                  EXHIBIT 10.144


                                 PROMISSORY NOTE
                                [Biloxi Property]

U.S. $1,173,750.00                                            March 20, 1998
                                                              Phoenix, Arizona

                  FOR VALUE RECEIVED, the undersigned PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker"), promises to pay to FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), or order, at such place as the holder of this Note ("Holder") may from time to time designate in writing, in lawful money of the United States of America, the principal sum of up to ONE MILLION ONE HUNDRED AND SEVENTY-THREE THOUSAND SEVEN HUNDRED AND FIFTY AND NO/100 DOLLARS (U.S. $1,173,750.00), or so much thereof as has been disbursed and not repaid, together with interest on the unpaid principal balance from time to time outstanding from the date hereof until paid, as more fully provided for below.

                  This Note is executed pursuant to the terms of that certain Second Amended and Restated and Consolidated Loan and Security Agreement dated effective as of May 15, 1997 between Maker and Lender, as amended and supplemented by that certain Letter Agreement of even date herewith by and between Maker and Lender (the "Letter Agreement") (such Amended and Restated and Consolidated Loan and Security Agreement, as amended and supplemented by the Letter Agreement and as otherwise amended to date, and as may be further amended, is herein the "Loan Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, the applicable provisions of which are incorporated herein by reference.

                  Interest due under this Note shall (a) accrue daily on the basis of the actual number of days in the computation period, and (b) be calculated on the basis of a year consisting of 360 days. Interest shall accrue initially at an annual interest rate ("Initial Interest Rate") equal to Prime (as hereinafter defined) in effect on the date of the initial advance of the loan evidenced by this Note ("Initial Prime") plus two and one-quarter percent (2.250%) per annum, subject to adjustment on each Interest Rate Change Date (as hereinafter defined), but in no event to exceed the maximum contract rate permitted under the Applicable Usury Law (as hereinafter defined). The interest rate shall change on each Interest Rate Change Date by adding to or subtracting from the Initial Interest Rate, as the case may be, the change, if any, between Initial Prime and Prime in effect on the applicable Interest Rate Change Date. As used in this Note, the following capitalized terms shall have the meaning set forth opposite them below:

                           "Prime" shall mean the rate of interest publicly announced, from time to time, by Citibank, N.A., New York, New York
        ("Citibank"),  as the  corporate  base
        rate of interest charged by Citibank to its most creditworthy commercial borrowers notwithstanding the fact that some borrowers of Citibank may borrow from Citibank at rates of less than such announced Prime rate; and

                 "Interest Rate Change Date" means (a) the first business day of Citibank during the calendar month following the date of the initial advance of the loan evidenced by this Note and (b) the first business day of Citibank during each successive month thereafter.

                  Interest shall be payable monthly in arrears commencing on April 1, 1998 and on the first day of each month thereafter. Notwithstanding anything herein to the contrary, if not sooner paid, the entire principal balance of this Note, together with accrued and unpaid interest thereon and all other sums due and owing hereunder, shall be due and payable in full on the first anniversary of the date hereof (the "Maturity Date"); provided, that so long as: (i) there does not exist on the original Maturity Date an Event of Default, or an event, act or failure to act which with notice, passage of time or both would constitute an Event of Default, (ii) Lender has received from Maker, not less than thirty (30) days prior to the original Maturity Date, written notice of Maker's desire to extend the original Maturity Date, and (iii) Maker has paid to Lender in immediately available funds, on or prior to the original Maturity Date, a renewal fee in the amount of two and one-half percent (2.50%) of the outstanding and unpaid principal balance of this Note as of the original Maturity Date, then the Maturity Date in all events shall be the second anniversary of the date hereof.

                  Payments of principal and/or interest shall, at the option of Holder, earn interest after they are due at a rate ("Overdue Rate") equal to (a) two percent (2%) per annum above the rate otherwise payable hereunder or (b) the maximum contract rate permitted under the Applicable Usury Law, whichever of (a) or (b) is lesser. Furthermore, in the event of the occurrence of an Event of Default (as the term "Event of Default" is defined in the Loan Agreement) the unpaid principal balance of this Note shall, at the option of Holder, accrue interest at the Overdue Rate.

                  All payments made under this Note shall be applied first against amounts due hereunder or under the Loan Agreement, other than principal and interest; second, against interest then due under this Note; and third, against the principal of this Note.

                  In the event any installment of principal and/or interest required to be made in connection with the indebtedness evidenced hereby is not paid when due and, except in the case of the final installment, for which no grace period is allowed, such default continues for five (5) days after notice thereof to Maker or an Event of Default occurs, Holder may, at its option, without notice or demand, declare immediately due and payable the entire unpaid principal balance hereof, all accrued and unpaid interest thereon, and all other charges owing in connection with the loan evidenced hereby.

                  The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note; (ii) the Overdue Rate, calculated and applied to the amounts due under this Note in accordance with the provisions hereof;
(iii) the Biloxi Advance Loan Fee (defined in the Letter Agreement), all Mortgage Loan Fees, Project Incentive Fees and other Fees as provided in the Loan Agreement; and (iv) all Additional Sums (as hereinafter defined), if any. Maker agrees to pay an effective contracted for rate of interest which is the sum of the above referenced elements.

                  All fees, charges, goods, things in action or any other sums or things of value (other than amounts described in the immediately previous paragraph), paid or payable by Maker (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement, the other Documents or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Maker as, and shall be deemed to be, additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

                  Prepayment  from time to time of the principal  amount of this
Note is permitted without penalty; provided, that in the event a prepayment of this Note occurs as a result of an acceleration by Lender of this Note pursuant to Lender's right to declare an acceleration thereof under the terms of the Loan Agreement, then Maker shall pay to Lender a prepayment premium equal to five percent (5.0%) of the principal being prepaid.

                  In the event that Holder institutes legal proceedings to enforce this Note and Holder is the prevailing party in such proceeding, Maker agrees to pay Holder, in addition to any indebtedness due and unpaid, all costs and expenses of such proceedings, including, without limitation, attorneys' fees.

                  Holder shall not by any act or omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by an authorized officer of Holder and then only to the extent specifically set forth therein; a waiver on one occasion shall not be construed as continuing or as a bar to or waiver of such right or remedy on any other occasion. All remedies conferred upon Holder by this Note or any other instrument or agreement connected herewith or related hereto shall be cumulative and none is exclusive and such remedies may be exercised concurrently or consecutively at Holder's option.

                  Every person or entity at any time liable for the payment of the indebtedness evidenced hereby waives: presentment for payment, protest and demand; notice of protest, demand, dishonor and nonpayment of this Note; and trial by jury in any litigation arising out of, relating to or connected with this Note or any instrument given as security herefor. Every such person or entity further consents that Holder may renew or extend the time of payment of any part or the whole of the indebtedness at any time and from time to time at the request of any other person or entity liable therefor. Any such renewals or extensions may be made without notice to any person or entity liable for the payment of the indebtedness evidenced hereby.

                  This Note is given and accepted as evidence of indebtedness only and not in payment or satisfaction of any indebtedness or obligation.

                  Time is of the essence with respect to all of Maker's obligations and agreements under this Note.

                  This Note and all of the provisions, conditions, promises and covenants hereof shall be binding in accordance with the terms hereof upon Maker, its successors and assigns, provided nothing herein shall be deemed consent to any assignment restricted or prohibited by the terms of the Loan Agreement. If more than one (1) person or other entity has executed this Note as Maker, the obligations of such persons and entities shall be joint and several.

                  This Note has been executed and delivered in Phoenix, Arizona, and the obligations of Maker hereunder shall be performed in Phoenix, Arizona. THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ARIZONA AND, TO THE EXTENT THEY PREEMPT THE LAWS OF SUCH STATE, THE LAWS OF THE UNITED STATES. Maker (a) hereby irrevocably submits itself to the process, jurisdiction and venue of the courts of the State of Arizona, Maricopa County, and to the process, jurisdiction and venue of the United States District Court for Arizona, for the purposes of suit, action or other proceedings arising out of or relating to this Note or the subject matter hereof brought by Holder and (b) without limiting the generality of the foregoing, hereby waives and agrees not to assert by way of motion, defense or otherwise in any such suit, action or proceeding any claim that Maker is not personally subject to the jurisdiction of the above-named courts, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

                  It is the intent of the parties to comply with the usury law ("Applicable Usury Law") applicable pursuant to the terms of the preceding paragraph or such other usury law which is applicable if the law chosen by the parties is not. Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. In the event (a) any such excess of interest otherwise would be contracted for, charged or received from Maker or otherwise in connection with the loan evidenced hereby, or (b) the maturity of the indebtedness evidenced by this Note is accelerated in whole or in part, or (c) all or part of the principal or interest of this Note shall be prepaid, so that under any of such circumstance the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Maker nor any other person or entity now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Maker, at Holder's option, and (4) the effective rate of interest will be automatically reduced to the maximum amount of interest permitted by the Applicable Usury Law. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law: (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the maximum contract rate allowed under the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Holder from time to time, if and when the effective interest rate on the loan otherwise falls below the maximum amount permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Maker further agrees that should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

                  In the event of any conflict or inconsistency between the provisions of this Note and the provisions of the Loan Agreement, the provisions of the Loan Agreement shall control.

                  This Note is secured by a Deed of Trust, Assignment of Rents and Proceeds and Security Agreement of even date herewith executed by Maker, as Trustor, for the benefit of Lender, as Beneficiary, and encumbering real and personal property situated in Harrison

County, Mississippi, as more particularly described therein, by the Loan Agreement and by certain other Mortgages now existing or hereafter arising.

                                     "MAKER"

                                      PREFERRED EQUITIES CORPORATION,
                                      a Nevada corporation


                                      By:
                                         ---------------------------------------
                                           Name: Charles G. Baltuskonis
                                           Its: Vice President and
                                           Chief Accounting Officer

Federal Taxpayer
Identification Number:  88-0106662

Address:
4310 Paradise Road
Las Vegas,  Nevada  89109
Attention:  President

This instrument was prepared by                         Indexing Instructions:
and after recording return to:

Randall S. Dalton, Esq.
Gammage & Burnham
Two North Central Avenue, 18th Floor
Phoenix, Arizona  85004
Phone: 602/256-0566


                          DEED OF TRUST, ASSIGNMENT OF
                    RENTS AND PROCEEDS AND SECURITY AGREEMENT
                                [BILOXI PROPERTY]


                  THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND PROCEEDS AND SECURITY AGREEMENT (this "Deed of Trust") is made as of the 20th day of March, 1998, by and among PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Trustor"), whose mailing address is 4310 Paradise Road, Las Vegas, Nevada 89109-6597, and Jim B. Tohill, 633 N. State Street, Jackson, Mississippi 39202 ("Trustee"), for the benefit of FINOVA CAPITAL CORPORATION, a Delaware corporation ("Beneficiary"), having an office and mailing address at 7272 East Indian School Road, Suite 410, Scottsdale, Arizona 85251 (Attn: Vice President -
Law).

                              W I T N E S S E T H:

                  Beneficiary has loaned to Trustor the principal sum of up to One Million One Hundred Seventy-Three Thousand Seven Hundred and Fifty and No/100 United States Dollars (U.S. $1,173,750.00) (the "Loan"), under the circumstances set forth in the Loan Agreement, as defined below, which Loan is evidenced by a Promissory Note of even date herewith (as from time to time modified, extended, amended, renewed, replaced or restated, the "Note").

                                    ARTICLE I
                                GRANTING CLAUSES

                  NOW, THEREFORE, in consideration for the making of the Loan, for the purpose of securing (a) the timely repayment of the Loan, as evidenced by the Note, with interest thereon, (b) the timely repayment of that certain Second Amended and Restated Promissory Note dated May 15, 1997 (the "Receivables Note") in the principal amount of Seventy-Five Million United States Dollars (U.S. $75,000,000.00), (c) the timely repayment of that certain Second Amended and Restated Promissory Note [Headquarters and FCFC

Property] dated as of June 5, 1996 (the "Office Note") in the original principal amount of Six Million Seven Hundred Seventy-Three Thousand Seven Hundred Seventy-Eight and 74/100 United States Dollars (U.S. $6,773,778.74), as amended,
(d) the timely repayment of that certain Promissory Note (the "Towers Note") dated as of December 13, 1995, as amended pursuant to that Amendment No. 1 to Promissory Note [Towers Lobby] dated as of August 16, 1996, in the original principal amount of One Million Two Hundred Eighty-Six Thousand One Hundred Twenty-Six and No/100 United States Dollars (U.S. $1,286,126.00), as amended,
(e) the timely repayment of that certain Promissory Note (the "Ida Building Addition Note") dated as of December 13, 1995 in the original principal amount of One Million Five Hundred Thousand United States Dollars (U.S. $1,500,000), as amended, (f) the timely repayment of that certain Promissory Note (the "Aloha Bay Note") dated as of September 22, 1995 in the original principal amount of Three Million Six Hundred Thousand United States Dollars (U.S. $3,600,000), as amended, (g) the timely repayment of that certain Promissory Note (the "Ida Building One Note") dated as of January 26, 1995 in the original principal amount of Two Million Nine Hundred Ninety-Nine Thousand Seven Hundred and No/100 United States Dollars (U.S. $2,999,700.00), as amended, (h) the timely repayment of that certain Promissory Note (the "Ida Building Two Note") dated as of April 27, 1995 in the original principal amount of One Million Seven Hundred Fifty-Five Thousand and No/100 United States Dollars (U.S. $1,755,000.00), as amended, (i) the timely repayment of that certain Promissory Note (the "Winnick Building Addition Note") dated as of December 13, 1995 in the original principal amount of Two Million One Hundred Thousand United States Dollars (U.S. $2,100,000.00), as amended, (j) the timely repayment of that certain Promissory Note (the "Second Winnick Building Addition Note") dated as of May 15, 1997 in the original principal amount of One Million Eight Hundred Eighteen Thousand and No/100 Dollars (U.S. $1,818,000.00), as amended, (k) the timely repayment of the Note, (l) the timely repayment of any and all indebtedness evidenced by any Project Note as may be executed by Trustor for the benefit of Beneficiary after the date hereof and as contemplated by the Loan Agreement hereinafter described,
(m) the timely payment of the Hartsel Springs Ranch Incentive Fee ("Incentive Fee") in the amount of Thirty-One Thousand Forty and No/100 United States Dollars (U.S. $31,040.00), the obligation for payment of which is set forth in the Loan Agreement hereafter described, (n) the full, timely and faithful performance of and compliance with ("Performance") all the covenants and conditions made by Trustor herein, in the Note, in the Receivables Note, in the Office Note, in the Towers Note, in the Ida Building Addition Note, in the Aloha Bay Note, in the Ida Building One Note, in the Ida Building Two Note, in the Winnick Building Addition Note, in the Second Winnick Building Addition Note, in any Project Note, in the Second Amended and Restated and Consolidated Loan and Security Agreement between Trustor and Beneficiary dated effective as of May 15, 1997, as amended and supplemented by that certain Letter Agreement [Biloxi Property] by and between Trustor and Beneficiary of even date herewith (as so amended and supplemented, as further amended and supplemented to date and as may be subsequently amended, restated, supplemented or extended, the "Loan Agreement"), in the Documents (as defined in the Loan Agreement), and in each and every other document executed in connection therewith, other than the Environmental Certificate with Representations, Covenants and Warranties of even date herewith executed in connection with the Premises (the "Environmental Certificate") and in any and all modifications, extensions, renewals, replacements or restatements of any of the foregoing (this Deed of Trust, the Note, the Receivables Note, the Office Note, the Towers Note, the Ida Building Addition Note, the Aloha Bay Note, the Ida Building One Note, the Ida Building Two Note, the Winnick Building Addition Note, the Second Winnick Building Addition Note, any Project Note, the Loan Agreement, the Documents and the other documents (exclusive of the Environmental Certificate), as from time to time modified, extended, renewed, replaced or restated, are collectively referred to as the "Loan Documents"), and also (o) the payment of any and all other indebtedness, direct or contingent (other than arising out of the Environmental Certificate), that may now or hereafter become owing to Beneficiary from Trustor or any successor-in-ownership of the Trust Property (all of the foregoing secured obligations collectively "Obligations" or individually "Obligation", some of which Obligations consist of a line of credit to be used primarily for business or commercial purposes entitled to the lien protection afforded by Sections 89-1-49 and 89-5-21 of the Mississippi Code of 1972, as amended), Trustor hereby irrevocably grants, conveys, bargains, sells, assigns, warrants and confirms unto Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, all of Trustor's right, title and interest in and to the real estate located in the Second Judicial District of Harrison County, Mississippi, and more fully described in Exhibit A attached hereto and by this reference incorporated herein ("Premises") (the Premises and other rights, titles and interests hereby granted, conveyed, bargained, sold and assigned to Trustee and/or Beneficiary as provided below are collectively referred to as the "Trust Property"). For purposes of the laws of the State of Mississippi governing limitations on actions, the latest date that any of the Notes is finally due and payable is May 31, 2010.

                  TOGETHER  WITH all of Trustor's  right,  title and interest in and to all buildings and other improvements now or hereafter erected on the Trust Property, all building materials at any time intended to be incorporated into the improvements now or hereafter erected on the Trust Property and all fixtures, equipment, machinery, appliances, furniture, furnishings and other articles of personal property of Trustor of every kind and nature whatsoever now or hereafter located on the Trust Property, and used, intended for use or usable in connection with the operation of the Trust Property, including, without limitation, all heating, lighting, laundry, incinerating and power equipment, engines, pipes, pumps, tanks, motors, conduits, switchboards, plumbing, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communications apparatus, air cooling and air conditioning apparatus, elevators, escalators, shades, awnings, screens, storm doors and windows, wall beds, stoves, ranges, refrigerators, freezers, food and beverage preparation and serving equipment, cabinets, partitions, ducts, compressors, canopies, furnishings, garbage and rubbish disposals, counters, bathtubs, sinks, basins, carpets, floor and wall coverings, drapes, swimming pool equipment, inventory, merchandise and proceeds therefrom and all substitutions and replacements therefor; it being understood and agreed that all such property is part and parcel of the Trust Property and appropriated to the use thereof, and whether affixed or annexed to the Trust Property or not, shall for the purpose of this Deed of Trust be deemed conclusively to be a portion of the security for the Performance of the Obligations;

                  TOGETHER WITH all of the right, title and interest of Trustor, now or hereafter acquired in and to all and singular the tenements, hereditaments, rights of way, easements, riparian rights, water and water rights and water rights applications appurtenant or pertaining to the Premises or necessary for the operation of the Premises for its intended purpose, as well as all rights in ditches for the irrigation of the Trust Property and shares of stock evidencing such rights, and such other rights, liberties and privileges now or hereafter belonging or appertaining thereto;

                  TOGETHER WITH, subject to the assignment thereof to Beneficiary pursuant to Article III hereof or otherwise, all income, rents, royalties, revenues, issues, profits, fees, accounts, accounts receivable and other proceeds of the Trust Property, including, without limitation, all of the right, title and interest of Trustor, now or hereafter acquired, as lessor or seller, as the case may be, in and to all leases, subleases, assignments, co-occupancy or co-tenancy agreements, sales contracts, installment sales agreements and purchase money notes pertaining to the Trust Property, or any part thereof, and all security documents related to any of the foregoing;

                  TOGETHER WITH all right, title and interest of Trustor, now or hereafter acquired, in and to any and all strips and gores of land adjacent to and used in connection with the Premises and all right, title and interest of Trustor, now owned or hereafter acquired, in, to and under the ways, streets, sidewalks and alleys now or hereafter adjoining the Premises;

                  TOGETHER WITH, subject to any assignment thereof to Beneficiary, all of Trustor's rights as "declarant", "developer", "owner" and/or otherwise under the governing documents or restrictive covenants affecting the Trust Property, if any, including, without limitation, owners' association charters or articles or certificates of incorporation, bylaws and rules and regulations related thereto, if any, whether now or hereafter existing (collectively, the "Project Documents");

                  TOGETHER WITH, insofar as permitted by applicable law and subject to any assignment thereof to Beneficiary, any licenses, contracts, management contracts or agreements pursuant to which any third party is rendering services to Trustor, franchise agreements, insurance policies pertaining to the ownership, operation or maintenance of the Trust Property (but only to the extent they so pertain), to the extent assignable, permits, authorizations or certificates, now or hereafter required or used in connection with the ownership, operation or maintenance of the Trust Property;

                  TOGETHER WITH, subject to any assignment thereof to Beneficiary, all intangibles, choses in action, names, logos, trademarks, trade names and copyrights now or hereafter used in connection with the Trust Property (except with respect to the name "Ramada Vacation Suites");

                  TOGETHER WITH all replacements, substitutions or renewals of or additions to, all products of, and all books, records and files of Trustor pertaining in whole or in part to any of the foregoing;

                  AND TOGETHER WITH, subject to the assignment thereof to Beneficiary, to the extent hereinafter provided, all proceeds and payments of the conversion, voluntary or involuntary, of any of the foregoing, into cash or otherwise, including, without limitation, all accounts, all condemnation awards in respect to any taking by eminent domain or otherwise payable to the extent hereinafter provided, and all proceeds of any insurance required to be maintained by Trustor pursuant to this Deed of Trust, whether payable to Trustor or otherwise.

                  TO HAVE AND TO HOLD the Trust Property with all and singular the rights, easements and appurtenances thereunto appertaining unto Trustee, its successors and assigns forever, in trust for the benefit and security of the Beneficiary, for the purposes and uses herein set forth.

                  PROVIDED ALWAYS that upon Performance of all of the Obligations, this Deed of Trust shall be subject to termination and reconveyance and shall be released in the manner provided by law, but at the expense of Trustor; otherwise to be and remain in full force and effect.

                                   ARTICLE II
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

                  TO  BETTER  SECURE  THE  OBLIGATIONS,   TRUSTOR,  JOINTLY  AND
SEVERALLY IF MORE THAN ONE, REPRESENTS, WARRANTS, COVENANTS AND AGREES WITH TRUSTEE AND BENEFICIARY AS FOLLOWS:

                  2.1 Trustor; Good Standing;  Authority to Convey;  Performance
                      of the Obligations.

                           (a) Trustor is a corporation duly organized and validly existing and in good standing under the laws of the State of Nevada and is qualified to do business and in good standing in each jurisdiction where the location or nature of the properties used or its business, as the same is being or is proposed to be conducted, makes such qualification necessary (except where failure to do so would not (i) adversely affect Beneficiary's ability to realize upon this Deed of Trust or the other security for the Performance of the Obligations or
         (ii) materially adversely affect the business or financial condition of Trustor or the ability of Trustor to complete Performance of the

         Obligations), with powers and authority adequate for executing, delivering and Performing under the Loan Documents, for undertaking and Performing the Obligations, and for carrying on its business and owning its property. Trustor shall, until Trustor has completed Performance of all of the Obligations, maintain such powers, authority and qualifications.

                           (b) Trustor has good right and power to convey the Trust Property and to execute and deliver this Deed of Trust. All action necessary and required by Trustor's governance documents and by all applicable laws for the obtaining of the Loan and for the execution and delivery of this Deed of Trust and all other Loan Documents executed and delivered in connection with the Loan has been duly and effectively taken; and this Deed of Trust is and will be, and all other Loan Documents are and will be legal, valid, binding and enforceable against Trustor in accordance with their respective terms (subject, however, to bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and general principles of equity), and do not violate the usury laws of the State where the Premises are located. The execution, delivery and Performance of the Obligations of this Deed of Trust and the other Loan Documents do not and will not violate, constitute a default under, or (other than the lien in favor of Beneficiary) result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of Trustor pursuant to the terms of, any provision of: any law, regulation, judgment, decree, order, franchise or permit applicable to Trustor; Trustor's governance documents; or any contract or other agreement or instrument to which Trustor is a party or by which Trustor or Trustor's assets are bound. Except for such consents as have been disclosed in writing to Beneficiary and have been obtained and are in full force and effect, no consent of any government or agency thereof, or of any other person, firm or entity not a party hereto is or will be required as a condition to the valid execution, delivery, performance or enforceability of the Loan Documents.

                           (c)   Trustor   shall   Perform   when  due  all  the
                                 Obligations.

                  2.2      Title.

                           (a) Trustor is lawfully seized of a good and marketable title in fee simple in the Premises and of a good and marketable title in fee simple as to the buildings and other improvements erected thereon and has good and legal title to the rest of the Trust Property. The Trust Property is free from liens, claims, restrictions or encumbrances, except for such liens, claims, restrictions or encumbrances as are listed in Exhibit B attached hereto and by this reference incorporated herein ("Permitted Encumbrances").

                           (b) Trustor does hereby warrant and shall forever defend the Trust Property against the claims of all persons whatsoever.

                  2.3      Insurance.

                           (a) Throughout the term of the Deed of Trust, Trustor shall provide, maintain and deliver or cause to be provided, maintained and delivered, at no cost or expense to Beneficiary, such insurance as is from time to time required in writing by the Beneficiary, written by such insurers, in such amounts and forms and with such limits, deductibles and retentions as are satisfactory to Beneficiary.

                           (b) Reserved.

                           (c) A complete certified copy of each policy signed by an authorized insurance company representative, shall be delivered to the Beneficiary from time to time, as requested by Beneficiary.

                           (d) If any policy required by Beneficiary is not received by Beneficiary as required by Beneficiary, Beneficiary reserves the right to procure such insurance and pay the premium therefor; and such sum shall, without notice or demand, become immediately due and payable with interest from the date of its advance until received by Beneficiary from Trustor at the Overdue Rate (as the term "Overdue Rate" is defined in the Note) and secured hereby. In any event, failure to deliver any required insurance policy within the requirements prescribed in this Deed of Trust will constitute an Event of Default and require immediate cure by the Trustor.

                           (e) Trustor shall furnish to Beneficiary, from time to time upon request, within fifteen (15) days following any such request, a certificate signed by the Trustor and the appropriate insurance carrier representative containing a detailed list of the insurance policies then outstanding and in force on the Trust Property.

                           (f) Trustor shall promptly notify Beneficiary of any damage to or destruction of the Trust Property costing more than Twenty Five Thousand Dollars ($25,000) to repair or restore, whether or not the same is covered by insurance, and if so covered, shall promptly make proof of loss relating thereto. Beneficiary may make proof of loss to the Trust Property if not made promptly by Trustor. Trustor hereby authorizes Beneficiary, at Beneficiary's option, to be named as the loss-payee on any insurance policy and to adjust or compromise in the name of Trustor any loss covered by any insurance policy on the Trust Property; provided, however, that Beneficiary's right to adjust or compromise any loss shall be available to Beneficiary only if the Project Documents give Trustor the right to adjust or compromise such loss. As between Trustor and Beneficiary, Trustor hereby authorizes Beneficiary, at

         Beneficiary's option, to collect and receipt the proceeds from any such policy and use such proceeds as set forth in Section 2.3(g) below. To the extent, but only to the extent, that the Project Documents provide that insurance proceeds would be payable to Trustor, such proceeds shall be paid directly to Beneficiary instead of to Trustor or Trustor and Beneficiary jointly.

                           (g) To the extent,  but only to the extent,  that the
         Project Documents provide that insurance proceeds would be payable to Trustor, the proceeds of all insurance shall, at the option of Beneficiary, be applied by Beneficiary in reduction of the indebtedness secured hereby in such order as Beneficiary shall determine whether the same be then matured or unmatured (unless otherwise elected by Beneficiary, no such application shall be deemed to be an advance payment of any subsequently accruing fixed sum), used to fulfill any of the Obligations, or paid over, subject to such terms and conditions as Beneficiary may in its sole but reasonable discretion then impose, wholly or in part to Trustor by Beneficiary for the repair and restoration of the Trust Property or for any other purpose or object satisfactory to Beneficiary. If insurance proceeds are paid over to
         Trustor for the purpose of repair and restoration of the Trust Property, Beneficiary, without limitation of its right to impose other terms and conditions, may require receipt and approval by itself and its architect of plans and specifications for the work to be done; disbursement of proceeds not more frequently than monthly for work done against invoices, lien waivers, title insurance policy endorsements and architect's certifications; title policy endorsements, retention of holdbacks until completion of construction and expiration of mechanic's lien periods; and receipt of assurance adequate to Beneficiary in its sole judgment that the proceeds remaining after disbursement will be sufficient to complete such repair and replacement. Trustor hereby assigns to Beneficiary for the uses and purposes aforesaid all insurance required by this Deed of Trust and the proceeds thereof. Beneficiary shall not be responsible for the insolvency of any insurer or any insurance underwriter. Furthermore, other than to the extent resulting from the gross negligence or willful misconduct of Beneficiary, Beneficiary shall not be responsible for such insurance or for the collection of any insurance moneys. Application of insurance proceeds by Beneficiary, regardless of the manner or order, shall not waive Performance of the Obligations, cure or waive any default by Trustor in the Performance of the Obligations, or invalidate or affect any act done hereunder because of any such default. Beneficiary shall not be obligated to see to the proper application of insurance proceeds paid over to Trustor.

                  2.4 Condemnation of Title or Use; Eminent Domain; Special Provisions.

                           (a) All awards  heretofore  or hereafter  made by any
         public or quasi-public authority to the present and all subsequent owners of the Trust Property by virtue of an exercise of the right of eminent domain by such authority, including, without limitation, any award for a taking (whether direct or indirect) of title, possession or right of access to a public way, or for any change of grade or streets affecting the Trust Property
          (collectively, "Condemnation Awards"), are hereby assigned to Beneficiary. Beneficiary, at its option, is hereby authorized, directed and empowered to collect and receive the proceeds of any such awards from the authorities making the same and to give proper receipts and acquittances therefor. Such proceeds shall be received, held, applied and used as set forth in Section 2.3(g) hereof with respect to insurance proceeds. If prior to the receipt by Beneficiary of such award or payment the Trust Property shall have been sold on foreclosure of this Deed of Trust, Beneficiary shall have the right to receive such award or payment to the extent of any deficiency found to be due upon such sale, with interest thereon, at the rate provided in the Note, notwithstanding any rule of law or provision, if any, herein or in any of the other Loan Documents forbidding deficiency judgments or personal liability, and whether or not a deficiency judgment on this Deed of Trust shall have been sought or denied. Upon request by Beneficiary, Trustor shall make, execute and deliver any and all assignments and other instruments sufficient for the purpose of effectuating the assignment of all such awards to Beneficiary. Beneficiary shall have the right to intervene and participate in any proceeding for and in connection with any taking referred to in this
          Section 2.4(a); provided, however, that if such intervention shall not be permissible or permitted by the court, Trustor shall, at its expense, consult with Beneficiary, its attorneys and experts and make all reasonable efforts to cooperate with them in any defense of such proceedings. Trustor shall not, without Beneficiary's prior written consent, enter into any agreement for the taking of the Trust Property or any part thereof with any person or persons authorized to acquire the same by condemnation or eminent domain.

                           (b) Anything to the contrary herein notwithstanding, for so long as any part of the Trust Property is subject to the Project Documents, any and all insurance proceeds arising from damage or destruction to the Trust Property and any and all Condemnation Awards received by Beneficiary shall be delivered and paid out by Beneficiary to the Insurance Trustee, if any, under the Project Documents, to be distributed and used in accordance with the provisions of the Project Documents.

                  2.5 Restrictions on Transfer, Merger and Consolidation; No Additional Liens.

                           (a) To the extent not prohibited by applicable law and except as may be expressly permitted herein or in the Loan Agreement, Trustor shall not, without the prior written consent of
         Beneficiary: (i) sell, convey, lease, sublease, assign, mortgage, pledge, encumber or otherwise transfer the Trust Property or any part thereof other than the sale of Units (as defined in the Loan Agreement) in the ordinary course of business or (ii) assign or hypothecate any rent, issues, profits or proceeds from the Trust Property (other than Purchaser Notes and Purchaser

          Mortgages, as each of those terms is defined in the Loan Agreement). Any such act shall be expressly subject to this Deed of Trust and the prior lien created hereby, and written consent of Beneficiary to any one such act shall not be construed to be a waiver of this provision with respect to any subsequent act.

                           (b) Without limiting the generality of the foregoing, neither Trustor nor any other person have or shall have, without the prior written consent of Beneficiary, any right, power or authority to create, incur, permit, or suffer to be placed or imposed upon the Trust Property any lien, security interest or other charge or encumbrance whatsoever, except this Deed of Trust, the Permitted Encumbrances and such other liens and security interests, if any, as may be expressly permitted herein. If any such prohibited lien shall arise, Trustor shall promptly discharge such lien; provided, however, that Trustor shall have the right to contest in good faith, with due diligence and appropriate proceedings, at no cost or expense to Beneficiary, the validity, applicability, or amount of any such lien, provided further, however, that Trustor, prior to commencing such contest, shall have furnished to Beneficiary a bond or other security in such form, substance and amount as is reasonably satisfactory to Beneficiary.

                  2.6      Taxes, Assessments.

                           (a) TRUSTOR SHALL PAY OR CAUSE TO BE PAID WHEN DUE, AND INDEMNIFY AND HOLD HARMLESS Trustee, Beneficiary, their successors, assigns and shareholders and the directors, officers, employees, agents and servants of the foregoing from all taxes (including, without limitation, revenue and documentary stamp taxes, intangible taxes, ad valorem real estate and personal property taxes), assessments, water, sewer and other utility rates, rents and charges, license and registration fees and excises, together with any penalties, fines or interest thereon, in each case whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every character in respect of the Trust Property or any of the Loan Documents, which at any time prior to Performance of the Obligations may be imposed on or become a lien upon (i) Trustee or Beneficiary, (ii) the Trust Property or any part thereof or any rent or other income or proceeds therefrom, (iii) the occupancy, operation, use, possession or disposition thereof (including, without limitation, any disposition in exercise of the rights of Beneficiary arising from an Event of Default (as hereinafter defined)), or (iv) any activity conducted on or in connection with the Trust Property or part thereof (all such taxes, assessments, rents, rates, charges, fees, excises and any such penalties, fines or interest thereon, collectively "Impositions" ). The Obligation to pay Impositions shall not apply to any Imposition measured by the net income payable by Beneficiary in consequence of the receipt of payments of principal and/or interest called for in the Note or commitment fees, if any, paid in connection with the Loan. The Obligation to pay Impositions shall include the Obligation to pay any increase to Beneficiary in federal income taxes owing to such jurisdictions as a result of inclusion in income of Beneficiary of any amount required by this Section 2.6(a) to be paid to or for Beneficiary.

                           (b) If claim is made against Beneficiary for any Imposition, Beneficiary will use reasonable efforts to promptly notify Trustor thereof (but failure to do so shall not prejudice Beneficiary's rights hereunder).

                           (c) If the burden of any Imposition cannot lawfully be shifted from Beneficiary to Trustor, then all sums hereby secured, without any deduction, shall, at the option of the Beneficiary, become due and payable upon demand, notwithstanding anything contained herein or any law heretofore or hereafter enacted.

                           (d) Trustor has filed or caused to be filed all tax returns which are required to be filed by it and (except to the extent being contested in good faith and for the payment of which adequate security has been provided) has paid or caused to be paid all taxes shown to be due or payable on such returns and all Impositions which are due and payable.

                           (e) Trustor shall furnish to Beneficiary receipts or other evidence satisfactory to Beneficiary showing payment of all ad valorem real estate and personal property taxes and assessments within 30 days of the final due date of such taxes and assessments. If such receipts or other evidence of payment is not provided, Beneficiary may take such action as Beneficiary deems necessary, at Trustor's expense, to obtain such evidence of payment.

                           (f) Trustor shall have the right to contest in good faith, with due diligence and appropriate proceedings, at no cost or expense to Beneficiary, the validity, applicability or amount of such Impositions; provided, however, that Trustor, prior to commencing such contest, shall have furnished to Beneficiary a bond or other security in such form, substance and amount as is reasonably satisfactory to Beneficiary.

                  2.7      Impounds.

                           (a) Upon the occurrence of an Event of Default and at all times thereafter, Trustor shall upon written request of Beneficiary make monthly deposits with Beneficiary of the following: (i) an installment of the taxes and special assessments levied or to be levied against the Trust Property and (ii) an installment of the premium or premiums that will become due and payable to renew the insurance on the Trust Property. Such installments are to be equal to the estimated taxes and assessments and premium or premiums for such insurance next due (as reasonably estimated by Beneficiary giving due consideration to the previous year's tax and premiums), less all installments already paid therefor, and divided by the number of months that are to elapse before one (1) month prior to the date when such taxes and assessments or premium or premiums shall become delinquent. If the Trust Property is a part of a larger tract for purposes of real estate taxation, Trustor shall have or cause to have the property taxes assessed separately; or, if a separate assessment is not possible, Trustor, upon request of Beneficiary, will make the monthly deposits for an installment of taxes and special assessments calculated for the larger tract. If amounts paid to Beneficiary under the provisions of this Section 2.7(a) are insufficient to discharge the Obligation for such taxes and assessments or insurance premiums as the same become due, Trustor shall pay to Beneficiary upon demand such additional sums as may be required to fully pay and discharge this Obligation.

                           (b) Nothing in this Section 2.7 shall release Trustor of its Obligation to pay taxes, assessments and insurance premiums as the same become due and payable to the extent that provision is not made for such payment pursuant to the terms of this Section 2.7. To the extent not prohibited by law, deposits made under this Section 2.7 shall not be deemed to be held in trust and may be commingled with Beneficiary's general funds; and Beneficiary shall have no liability to Trustor for any interest on such deposits.

                           (c)  If,  by   reason   of  any  Event  of   Default,
         Beneficiary declares all indebtedness secured hereby to be due and payable, Beneficiary, to the extent not prohibited by applicable law, may, at its option and without notice, then apply any funds in the impounds account against such indebtedness in such order as Beneficiary may in its discretion determine. Application of such funds to the indebtedness secured hereby shall not cure or waive any default by Trustor in the Performance of the Obligations or invalidate any act done hereunder because of any such default. The enforceability of the Obligations herein relating to taxes, assessments and insurance premiums shall not be affected except insofar as those Obligations have been met by compliance with this Section 2.7.

                           (d) Beneficiary may from time to time, at its option, waive, and after any such waiver reinstate, any or all provisions hereof requiring such deposits, by notice to Trustor. While any such waiver is in effect, Trustor shall pay Impositions and insurance premiums as herein elsewhere provided.

                  2.8 Compliance with Insurance Terms, Laws, etc. Trustor has complied, and will comply or cause compliance with and will not suffer or permit any violation of: (a) all terms of any insurance policy covering or applicable to the Trust Property or any part thereof, all requirements of the issuer of any such policy, and all orders, rules, regulations and other requirements of the National Fire Protection Association (or any other body exercising similar functions) applicable to or affecting the Trust Property or any use or condition of the Trust Property; and (b) all laws, ordinances, regulations, covenants, conditions and restrictions affecting Trustor or the Trust Property; provided, however, that

Trustor shall have the right to contest in good faith, with due diligence and appropriate proceedings, at no cost or expense to Beneficiary, the validity or applicability of such law, ordinance, regulation, covenant, condition or restriction, provided further, however, that Trustor, prior to commencing such contest, shall have furnished to Beneficiary a bond or other security in such form, substance and amount as is reasonably satisfactory to Beneficiary.

                  2.9      Alterations, Maintenance, Inspection, Repair.

                           (a) Trustor (i) will not, without the prior written consent of Beneficiary, make any material alteration to the Trust Property or remove, demolish, or alter the design or structural character of any building now or hereafter erected upon the Trust
         Property, unless otherwise permitted herein or required by law; (ii) will not, without the prior written consent of Beneficiary, remove or permit the removal from the Premises of any fixtures, equipment, machinery, appliances, fixtures, furniture, furnishings or other items of personal property which constitute part of the Trust Property, except in the ordinary course of business or unless otherwise permitted herein; (iii) will promptly repair or cause to be repaired any portions of the Trust Property that may be damaged or destroyed (regardless of the sufficiency of insurance and condemnation proceeds) and will not commit or suffer waste upon the Trust Property, but will at all times make or cause to be made such repairs, maintenance and renewals and replacements, or otherwise, as may be necessary to maintain the Trust Property and condition thereof in good order and repair; (iv) will keep or cause the Trust Property to be kept free of rubbish and other unsightly conditions; (v) will keep or cause all buildings and other improvements on the Trust Property to be kept free of dry rot, fungus, termites and all other harmful or destructive pests; (vi) will keep or cause all ornamental plants, trees and shrubs on the Trust Property to be kept neatly pruned and in good condition; and (vii) will complete, subject to clauses (i) and (iii) above, promptly, in a good and workmanlike manner and in substantial conformity with plans and specifications approved in writing by Beneficiary any improvements now or hereafter commenced.

                           (b) Nothing contained in this Deed of Trust and/or any of the other Loan Documents shall constitute any consent or request by Trustee or Beneficiary, express or implied, for the performance of any labor or service or the furnishing of any materials or other property in respect of the Trust Property, or be construed to give Trustor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Trustee or Beneficiary in respect thereof or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to this Deed of Trust. During the performance of any such labor or services or the furnishing of any such materials or other property with respect to the Trust Property or the

         Premises, Trustor shall post in conspicuous locations notices reasonably sufficient to advise the suppliers of such services or materials of the non-responsibility of Beneficiary with respect to the same.

                  2.10     Use; Zoning.

                           (a)  Trustor   shall  use  the  Trust   Property  (if
         developed from its present state of unused land) for the purpose of selling Units.

                           (b) The use of the Trust Property for the sale of Units does not and will not violate any private covenant or restriction affecting the Trust Property. The Trust Property is zoned for residential use and the Trust Property is not a part of a larger tract of land owned or leased by Trustor or any of its affiliates, or otherwise considered as part of one zoning lot, or, if it is, any authorization or variance required for the subdivision of such larger tract which a sale of the Trust Property would entail has been obtained from all the appropriate governmental authorities, so that the Trust Property constitutes one zoning lot (including street access and parking and utility facilities, if relevant) capable of being conveyed as such. The necessary rights-of-way for all roads necessary for the full utilization of the Trust Property for its intended purposes have been acquired, and/or have been dedicated to public use and accepted by the appropriate governmental authority.

                           (c) Trustor shall not, without Beneficiary's prior written consent, seek, join in or consent to any change in any private covenant, zoning law or other public or private restriction, which change would limit the use of the Trust Property or any part thereof or reduce its fair market value.

                  2.11 Establishment and Maintenance of the Deed of Trust; Further Assurances.

                           (a) Trustor shall establish and maintain this Deed of Trust, subject only to the Permitted Encumbrances and such other liens and security interests, if any, as may be expressly permitted herein, as a Deed of Trust and lien and security interest on the Trust Property and any other property intended to be encumbered and on all renewals and replacements of all such property. Trustor shall perform all acts and execute all instruments necessary or required by Beneficiary in order to permit the immediate registration and/or recordation of this Deed of Trust at the appropriate office for the foregoing purposes in the county where the Premises are located. Trustor shall furnish to Beneficiary from time to time such proof as Beneficiary may reasonably request with respect to Trustor's compliance with the foregoing.

                           (b)  Trustor  shall  pay  all  expenses  incurred  by
         Trustee and/or Beneficiary in connection with the preparation, completion, registration and/or recordation of this Deed of Trust or any other Document.

                           (c) If this Deed of Trust or any provision hereof shall be deemed invalidated in whole or in part by any present or future law or any decision of any court having jurisdiction, Trustor shall execute and deliver such other and further instruments and do such things as in the sole opinion of Beneficiary will carry out the true intent and spirit of this Deed of Trust. From time to time, Trustor shall execute and deliver such further documents and assurances as in the sole opinion of Beneficiary may be required to more effectively subject the Trust Property and any other property intended to be transferred or encumbered to or for the benefit of Trustee or Beneficiary as security for the Performance of the Obligations.

                           (d) Trustor, at its sole cost and expense, will appear in and prosecute or defend any action or proceeding that may affect the priority of this Deed of Trust or the security of Beneficiary hereunder, and will pay all costs and expenses (including the cost of searching title and attorneys' fees) incurred in such action or proceeding. Beneficiary may, at its option, appear in and defend any action or proceeding purporting to affect the priority of this Deed of Trust or the security hereof or the rights or powers of Trustee and/or Beneficiary. All amounts paid, suffered or incurred by Beneficiary in exercising the authority herein granted, including, without limitation, court costs, attorneys' fees and other expenses, with interest at the Note Rate (or at the Overdue Rate in the event such advance is necessary as a result of the occurrence of an Event of Default or an event which with notice, passage of time or both, would constitute an Event of Default (an "Incipient Default") ) from the date of advance until paid, shall, without notice or demand, immediately be due and payable by Trustor to Beneficiary and be secured by this Deed of Trust. The Note Rate means the rate of interest at which the unpaid principal balance of the Note accrues in the absence of an Event of Default.

                  2.12 Right of Beneficiary to Act. If there be commenced any action or proceedings affecting the Trust Property or the title thereto, or if Trustee or Beneficiary be made a party to any action or proceeding because of its status hereunder, or if Trustor defaults in the Performance of any of its Obligations, then Beneficiary, or Trustee upon written instruction from Beneficiary (the legality thereof to be determined solely by Beneficiary), without obligation to do so, may procure such abstracts or other evidence of title as it deems necessary; may appear in any such action as Beneficiary deems advisable; perform such Obligations and for such purposes may enter upon the Trust Property; and shall become subrogated to the lien and rights of all persons to whom payments have been made in performing the Obligations. For any of such purposes, including court costs, attorneys' fees and expenses, Beneficiary may advance such sums of money as it deems necessary. Such sums advanced, with interest from the date of advance at the Note Rate (or the Overdue Rate in the event such advance is necessary as a result of the occurrence of an Event of Default or Incipient Default) until paid, shall, without notice or demand, immediately be due from Trustor to Beneficiary and be secured by this Deed of Trust. Beneficiary shall be the sole judge of the legality, validity and priority of any claim, lien, encumbrance, tax, assessment and premium it discharges pursuant hereto and of the amount necessary to be paid in satisfaction thereof. Any action taken by Beneficiary or Trustee pursuant to this Section 2.12 shall not waive Performance of any Obligation, cure or waive any default by Trustor in the Performance of the Obligations, or invalidate or affect any act done hereunder because of such a default. The foregoing notwithstanding, Beneficiary agrees to use reasonable efforts to give Trustor five (5) days prior written notice as to the taking of any action pursuant to this Section 2.12 unless (i) the delay incurred in taking such action, pending the giving of such notice, would further jeopardize the Trust Property or the lien of this Deed of Trust or (ii) Beneficiary takes such action as a result of the occurrence of an Event of Default.

                  2.13  Risk  of  Loss;   Indemnity.   As  between  Trustor  and
Beneficiary, Trustor assumes the entire risk of loss of the Trust Property from any cause whatsoever and further assumes all risks and liability for the Trust Property, and the use and operation thereof, and for injuries or deaths of persons and damage to property, however arising from or incident to such use or operation, whether such injury or death to persons be of agents or employees of Trustor or of third parties and such damage to property be of Trustor or of others. TRUSTOR SHALL SAVE AND HOLD HARMLESS and defend Trustee and Beneficiary, their successors, assignees and shareholders (including corporate shareholders) and the directors, officers, employees, agents and servants of the foregoing, from any and all losses, costs, expenses (including court costs and attorneys'
fees), damages, demands, claims, suits, proceedings (whether civil or criminal), orders and judgments, penalties, fines and other sanctions (collectively, "Damages") arising or incurred because of or incident to (a) the Trust Property or the actual or alleged management, control, condition, destruction, disposition, use or operation thereof; (b) any brokerage fees arising from or in connection with the making of the Loan, (c) any incorrectness in the assurance which the Trustor hereby gives: (i) that there are no present violations on the Premises of any enforceable covenants, conditions, or restrictions; (ii) that, except to the extent shown as Permitted Encumbrances, there are no encroachments of buildings, structures, or improvements located on the Premises onto adjoining lands, nor any encroachments onto said land of buildings, structures, or improvements located on adjoining lands; (d)(i) any future violations on the Premises of any covenants, conditions, or restrictions occurring prior to acquisition of title to said estate or interest by the Beneficiary, provided such violations result in loss or impairment of the lien of this Deed of Trust, or result in loss or impairment of the title to said estate or interest if the Beneficiary shall acquire such title in satisfaction of the indebtedness secured by this Deed of Trust; (ii) unmarketability of the title to said estate or interest by reason of any violations on the Premises, occurring prior to acquisition of title to the Premises by the Beneficiary, of any covenants, conditions or restrictions; (e) any interest or claims not shown by the public records which could be ascertained by an inspection of the Premises; (f) easements or claims of easements not shown by public records; and; (g) discrepancies, conflicts and boundary lines, shortage in area, encroachments and any facts which a correct survey and inspection of the Premises would disclose, and which are not shown by the public records, unless in any of the foregoing cases, the Damages arise from the gross negligence or willful misconduct of the person or entity seeking indemnification. On written request by a person or other entity covered by the above agreement of indemnity, Trustor shall undertake, at its own cost and expense, on behalf of such indemnitee, using counsel satisfactory to the indemnitee, the defense of any legal action or proceeding to which such indemnitee shall be a party, provided that such action or proceeding shall result from, or grow or arise out of any of the events set forth in this Section 2.13.

                  2.14 Non-Default Status. Except as disclosed in the exhibit delivered pursuant to paragraph 8.3(a) of the Loan Agreement, Trustor is not in default of any payment on account of indebtedness for borrowed money or in violation of or default under any material term of any agreement, instrument, undertaking, or order, decree or judgment of any court, arbitration or governmental authority to which it is a party or by which it or its assets are bound. Trustor is fully familiar with all of the covenants, terms and conditions of the Loan Documents and is not in default thereunder. No act or event has occurred which after notice and/or lapse of time would constitute such a default or an Event of Default.

                  2.15 Approvals and Reports. Trustor has obtained or has caused to be obtained all necessary consents, licenses, permits, franchises, approvals and exemption certificates and has made or caused to be made all registrations or declarations with each government or any agencies or departments thereof that are required in connection with the Trust Property and the use thereof as contemplated herein; and the same are in full force and effect. All such filings and reports delivered to any governmental authority have been truthfully completed and duly filed; and true and complete copies of such applications, consents, licenses, permits, franchises, exemption certificates, approvals, filings and reports have been delivered to Beneficiary. Trustor undertakes to continue in full force and effect all of the foregoing and will obtain any new or additional governmental approvals as become necessary for the Performance of the Obligations.

                  2.16 Litigation. There is no action, litigation or other proceeding pending or threatened before any arbitration tribunal, court, governmental agency or administrative body against Trustor which, if adversely determined, would adversely affect Beneficiary's ability to realize upon this Deed of Trust or the other security for the Performance of the Obligations or would materially adversely affect the business or financial condition of Trustor, or impair the ability of Trustor to complete Performance of the Obligations; or which questions the validity of any of the Loan Documents.

                  2.17 Full Disclosure. Neither this Deed of Trust nor any other Document, certificate, financial statement or written material furnished to Beneficiary by or on behalf of Trustor in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. To the extent any of such documents is a contract, such document constitutes the legal, valid and binding obligation of the parties thereto in accordance with its terms (subject, however, to bankruptcy, insolvency, reorganization, arrangement, moratorium, or other similar laws relating to or affecting the rights of creditors generally and general principles of equity), no party thereto is in material default thereunder, and Trustor knows of no reason why any party thereto has a right to terminate the contract prematurely for failure of a stated condition or otherwise. There is no fact known to Trustor which materially adversely affects or in the future may (so far as Trustor can now foresee) materially adversely affect the business or financial condition of Trustor which has not been set forth specifically in detail in the Loan Documents or the certificates, financial statements or other written materials furnished to Beneficiary in connection with the transactions contemplated hereby.

                  2.18     Reserved.

                  2.19     Environmental Representations.

                           (a) Representations, Covenants and Warranties. Except as disclosed in the Disclosure Schedule, attached to the Environmental Certificate as Exhibit "B" and incorporated therein by reference (herein the "Disclosure Schedule"), Trustor, to the best of its knowledge after due inquiry and investigation, hereby represents, covenants and warrants to Beneficiary as follows:

                                    (i) Trustor  certifies that it  investigated
                  the present and past uses of the Trust Property, and employed a qualified environmental consultant, acceptable to Trustor, to make due inquiry of all Operations and the potential existence and/or Release of Contaminants at the Trust Property. To the best of Trustor's knowledge, Trustor certifies that such investigation complied with Beneficiary's guidelines for conducting such investigation.

                                    (ii) The Trust Property is not listed on any
                  federal, state, or local list identifying properties with a known or suspected Release. Trustor is unaware of any condition that, if known to a Governmental Authority, would require (i) the Trust Property be listed or (ii) Remedial Action.

                                    (iii)  Operations  have never been, and will
                  not be, for the purpose of the manufacture, Remedial Action, generation, Release, or refining of any Contaminant (whether legal or illegal, accidental or intentional).

                                    (iv)  Trustor  obtained,  and is  and  shall
                  continue to be in compliance with, all EHS Permits necessary for the Operations at the Trust Property.

                                    (v) No  Environmental  Lien has, is, or will
                  be attached to the Trust Property or any portion thereof.

                                    (vi)  Trustor is not,  has not, and does not
                  anticipate being, subject to any action by a Governmental Authority regarding: (i) the violation of any Environmental Requirement; (ii) any Remedial Action; (iii) any liability arising out of or related to the presence or Release of any Contaminant resulting from or pertaining to the Operations at the Trust Property.

                                    (vii) Trustor  certifies that to the best of
                  its knowledge and after appropriate inquiry, except as set forth in the Disclosure Schedule, there has been no unauthorized release of any contaminant at, on, from, or beneath the property.

                  The foregoing representations, covenants and warranties are continuing and shall be true and correct from the date hereof through the final payment of all indebtedness owed by Trustor to Beneficiary and the final Performance of all Obligations owed to Beneficiary, with the same force and effect as if made each day throughout such period. All representations, covenants and warranties survive payment and Performance.

                  Beneficiary warrants that it shall act, in its capacity as a lender, in compliance with all federal, state, and local laws regarding environmental lender liability, including, without limitation, 42 U.S.C.
Section 9607 under the Comprehensive Environmental Response, Compensation and Liability Act.

                  (b)      Covenant to Clean Up and Notify.

                                    (i) Trustor,  at its own cost, shall perform
                  all Remedial Action: (i) in accordance with all Environmental Requirements; (ii) to the reasonable satisfaction of Beneficiary; and (iii) in accordance with any Governmental Authority orders, directives, and/or terms, whether negotiated or imposed.

                                    (ii)   Trustor    shall   give   notice   to
                  Beneficiary immediately, via certified mail, of any deviation from any of the above representations, covenants and warranties. Such notification is triggered by, but not limited to Trustor's: (i) receipt of notice from any Governmental Authority of any known, alleged or suspected violation of any Environmental Requirement; (ii) receipt, or anticipated receipt, of any notice from a Governmental Authority of the Release of a Contaminant, violation of an EHS Permit, and/or damages for personal or property injury or natural resources, stemming from a violation or Release; and (iii) knowledge of the presence of any Contaminant (other than those described in the Disclosure Schedule) on the Trust Property in a
                  condition  that  may  adversely   impact  the   Environment.
                  Notification shall include an explanation of the deviation from the representation and warranty and a description of the communication to or knowledge on the part of the Trustor. Trustor, at Beneficiary's request, shall provide
                  all  documents  pertaining  to  any  environmental   matters
                  (including  but  not  limited  to  otherwise  privileged  or
                  confidential   materials).

                                    (iii)  In  the  event  of  such   deviation,
                  Trustor must: (i) promptly comply with all Environmental Requirements, including but not limited to those requiring Remedial Action and/or notification of a Release, and provide Beneficiary with satisfactory evidence of such compliance; and
                  (ii) provide Beneficiary, within thirty (30) days, financial assurance evidencing, to Beneficiary's reasonable satisfaction, that sufficient funds are available to pay the cost of Remedial Action, compliance with any Environmental Requirement, and discharging any Environmental Liens.

                 (c)         Site Assessment.

                                    (i)    If    Beneficiary    believes    that
                  Contaminants (other than those described in the Disclosure Schedule) affect the Trust Property, Beneficiary, at any time, may contract for the services of persons ("Site Assessors") to perform environmental site assessments ("Site Assessments") to determine whether any environmental condition exists that could result in the diminution of the value of the Trust Property, and/or any liability, cost, or expense to the owner, occupier, or operator of the Trust Property. Site Assessments may be performed at any time, upon reasonable notice and with minimal interference with Trustor's affairs to the extent practicable, as determined by Beneficiary. Site Assessments must be performed pursuant to Beneficiary's guidelines.
                  Trustor shall not impede or interfere with the Site Assessment, and shall cooperate fully with the Site Assessors. The Site Assessors, which term includes their employees, agents, subcontractors, and assigns are hereby authorized to enter upon the Trust Property for such purposes and are further authorized to perform tests on the Trust Property necessary to conduct the Site Assessment. Trustor shall supply Site Assessors historical and operational information regarding the Trust Property to facilitate the Site Assessment. Trustor shall make appropriate personnel, having knowledge of relevant matters, available for meetings with the Site Assessors. On request, Beneficiary shall make the results of such Site Assessments available to Trustor. The cost of performing the Site Assessments, including, without limitation, sampling and monitoring, the preparation of any reports or studies, and the cost of laboratory analysis, shall be paid by Trustor upon demand.

                                     (ii) Prior to a breach, default or Event of
                  Default under or as defined in any Loan Document, Beneficiary may notify Trustor of its intent to conduct a Site Assessment and allow Trustor to initiate and pay for the Site Assessment directly. Unless otherwise agreed, a Site Assessment performed pursuant to this Section 2.19(c) must be: (i) initiated within seven (7) business days of the date upon which Trustor is contacted by Beneficiary; and (ii) completed with a finalized report delivered to Beneficiary within thirty (30) calendar days of the date upon which Trustor is contacted. The Site Assessors hired by Trustor must be acceptable to Beneficiary. Beneficiary must be consulted by Trustor and approve the scope of any proposed Site Assessment. Site Assessors must provide a draft and final report discussing their findings. Beneficiary shall be given the opportunity to review and comment on all draft reports. Beneficiary shall be provided copies of all draft and final reports. Any and all representations and findings by Site Assessors shall expressly run to the benefit of Beneficiary.

                  (d)      Indemnify and Hold Harmless.

                                    (i) Trustor shall indemnify, defend and hold
                  harmless Beneficiary, its employees, shareholders, officers, directors, and agents from and against any and all Environmental Costs.

                                    (ii)   Trustor   agrees,   upon  request  by
                  Beneficiary, to contest and to defend against all Environmental Costs. Beneficiary may, without being obligated to, hire counsel, consultants, and others necessary to defend against any Environmental Costs.

                                    (iii)    Trustor    agrees   to    reimburse
                  Beneficiary upon demand for any expenses incurred in connection with any Environmental Costs. The provisions of this Section 2.19 are in addition to any other obligations and liabilities Trustor may have to Beneficiary at common law, in equity or under documentation executed in connection with the Loan, and shall survive the closing, funding and payment in full of the Loan, as well as any foreclosure of the Loan, or the granting of any deed in lieu of foreclosure and the recordation of any release of the lien of this Deed of Trust or of the Loan Agreement.

                  (e)      Beneficiary's Right to Remove Contaminants.

                                    (i)  Beneficiary  shall have the right,  but
                  not the obligation, without limiting Beneficiary's other rights and remedies under this Deed of Trust or the Environmental Certificate, to enter onto the Trust Property or to take such other actions as it deems necessary or advisable to effectuate a Remedial Action, or to in any other way resolve or minimize the impact of, or otherwise deal with, any Contaminant on or affecting the Trust Property in such a manner that may jeopardize Beneficiary's security interest. Costs and expenses paid or incurred by Beneficiary in the exercise of any such rights shall be secured by this Deed of Trust and the Loan Agreement and shall be payable by Trustor upon demand.

                                    (ii) Without  limiting  Beneficiary's  other
                  rights and remedies, Beneficiary will notify Trustor of its intent to undertake a Remedial Action or any other action as discussed above. Prior to Beneficiary's initiation of any such action, unless otherwise agreed to by Trustor and Beneficiary, Trustor shall have thirty (30) days from the date of receiving Beneficiary's notice to complete the required action and provide Beneficiary with satisfactory completion documentation.

                           (f) Reliance and Binding Nature. Trustor acknowledges that Beneficiary has and will rely upon the representations, warranties, and indemnification set forth herein and that the execution and delivery of this Deed of Trust is an essential condition but for which Beneficiary would not close or fund the Loan. The representations, warranties and indemnifications herein shall be binding upon Trustor, its successors, assigns and legal representatives and shall inure to the benefit of Beneficiary, its successors, assigns and legal representatives.

                           (g) Relation to Other Documents. All terms and conditions contained in the Loan Documents, including, without limitation, this Deed of Trust, shall be interpreted to give such terms full force and effect. In the event terms or conditions contained in this Section 2.19 directly conflict with or are contrary to terms and conditions contained in the other Loan Documents, and the matter at issue concerns or is related to the Site Assessment or indemnity and hold harmless provisions of this Section 2.19, this Section 2.19 shall govern and supersede any conflicting requirement.

                  For the purposes of this Section 2.19, the following terms shall have the following meanings:

                  "Contaminant" means any pollutant, hazardous, radioactive, or toxic substance, hazardous waste, medical, radioactive, or special waste, petroleum or petroleum-derived substance or waste, asbestos-containing material, polychlorinated biphenyls (PCBs), or any hazardous or toxic constituent thereof and includes, but is not limited to, any substance defined in or regulated under any Environmental Requirement.

                  "EHS Permits" means all environmental, health and safety permits, licenses, consents, and authorizations required by any Environmental Requirement.

                  "Environment"  shall have the same  meaning  as defined  under
Environmental   Laws.  If  Environmental  Laws  conflict,   the  most  expansive
definition is used.

                  "Environmental Conditions" means the presence or release into the Environment of Contaminants arising out of Operations.

                  "Environmental  Costs"  means  any  and all  claims,  demands, liabilities, damages, losses, expenses, fines, penalties, judgments, awards, settlements and costs (including, without limitation, legal, accounting, consulting, engineering, construction and other costs) arising out of Environmental Conditions. Environmental Costs include, without limitation, all past, current and future expenses, arising out of: (a) any pending, threatened or completed action by a Governmental Authority or any person or entity for property damage, bodily injury or personal injury; (b) any inquiry, investigation, audit, study, assessment, notice of violation, administrative complaint, summons, citation directive or judicial complaint; (c) any development of remedial or response plans; and (d) any conduct or activity in any way associated therewith.

                  "Environmental Laws" means any applicable federal, state or local laws, statutes, codes, ordinances, rules or regulations, court order or decree, administrative order or governmental agency guidelines.

                  "Environmental Lien" means a lien in favor of any Governmental Authority for any: (a) liability under any Environmental Requirement; or (b) damages arising from, or costs incurred by such Governmental Authority in response to a Release of a Contaminant into the Environment.

                  "Environmental Requirement" means all Environmental Laws or EHS Permits relating to the Environment, health or safety, including, without limitation: (a) the use, handling, treatment storage, or Release of any Contaminant; and (b) workplace or worker safety and health, as authorized by any Governmental Authority.

                  "Governmental Authority" means any federal, state or local agency, department, court or other administrative, legislative or regulatory federal, state or local governmental body, or any private individual or entity in place of such entities.

                  "Operations" means the entire scope of activity performed or undertaken at the Trust Property, past and present, with respect to any and all Contaminants.

                  "Release" means the actual, partial, or threatened release, spill, emission, escape, leaking, pumping, injection, deposit, discharge, dispersal, dumping, disposal, leaching, placing, production or migrating into the Environment of any Contaminant.

                  "Remedial Action" means actions required to: (a) clean up, remove, treat or otherwise address Contaminants in the Environment; (b) prevent or minimize the Release of Contaminants into the Environment; or (c) determine if a remedial response or corrective action is needed, design an appropriate response, compile necessary data and reports, conduct pre- and post-remedial investigation, monitoring, operation, maintenance and care. Remedial Action shall be undertaken such that the Trust Property is utilized to its maximum economic benefit.

                  2.20 Compliance with Americans With Disabilities Act of 1990.

                           (a) Trustor hereby represents, covenants and warrants to Beneficiary, its successors and assigns, as follows:

                                    (i)  Trustor  has  made  and  will  make all
                  modifications   and/or   provided   and   will   provide   all
                  accommodations which may be required to be made or provided by Trustor pursuant to 42 U.S.C. Section 12101, et seq., and all applicable rules and regulations promulgated thereunder (the "ADA") in order to accommodate the needs and requirements of disabled persons, including, without limitation, disabled employees of Trustor and shall otherwise comply or cause compliance with all provisions of the ADA.

                                    (ii)  Trustor  has  received  no  notice  or
                  complaint regarding any noncompliance with the ADA of the Trust Property or of Trustor's employment practices and, to the best of Trustor's knowledge, there has been no threatened litigation alleging any such noncompliance by Trustor or the Trust Property.

                           (b) Trustor shall promptly provide Beneficiary with copies of all notices or claims which may be received by Trustor and involving claims made by any individual, entity or governmental agency as to any alleged noncompliance of the Trust Property or Trustor's employment practices with the requirements of the ADA.

                           (c) Trustor shall observe and comply and shall ensure that all and other occupants of the Trust Property observe and comply in all material respects with all obligations and requirements of the ADA as it applies to the Trust Property, which shall include, without limitation, installing or constructing all improvements or alterations which may be necessary to cause the Trust Property to be accessible to all persons as and to the extent required by the ADA.

                           (d) Without limiting the generality of any other provision of this Deed of Trust, Trustor shall indemnify, defend and hold harmless Beneficiary, its successors and assigns, and the directors, officers, employees, agents and servants of the foregoing, from any and all losses, costs, expenses (including court costs and attorneys' fees), damages, demands, claims, suits, proceedings, orders and judgments, penalties, fines and other sanctions arising from any claim that the Trust Property or occupant thereof is not in compliance with the requirements of the ADA or that Trustor has otherwise discriminated against any disabled person in violation of the ADA.

                                   ARTICLE III

                     ASSIGNMENT OF RENTS AND SALES PROCEEDS;
                               SECURITY AGREEMENT

                  3.1      Assignment of Rents.

                           (a) Trustor hereby absolutely assigns and transfers to Beneficiary (this "Assignment"): (i) all the right, title and interest of Trustor in and to all existing and future lease agreements, occupancy agreements and use agreements relating to the Trust Property or any part thereof (whether written or oral and whether for a definite term or month to month) (collectively "Leases"), (ii) all right and power of Trustor to amend, cancel or terminate any Leases and (iii) all Trustor's income, rents, royalties, revenues, issues, accounts, accounts receivable, profits, fees, and other proceeds (including, without limitation, room sales) from the Trust Property (collectively "Rents"). This Assignment shall extend to and cover any and all extensions and renewals of Leases and to all security for the obligations of the lessees or occupants thereunder and any and all guaranties or indemnities of or similar arrangements with respect to any such obligations. This Assignment is given to facilitate Performance of the Obligations. In pursuance of this Assignment, and not in lieu hereof, Trustor shall, to the extent this Assignment does not extend to future Leases and otherwise when requested by Beneficiary, execute and deliver to Beneficiary separate assignments of the Leases, the terms of such assignments being incorporated herein by reference.

                           (b) Trustor hereby authorizes and directs the lessees and tenants of the Trust Property that upon written notice from Beneficiary, all payments required under the Leases, or in any way respecting same, including payments past due, shall be made directly to the Beneficiary as they become due. Trustor hereby relieves such lessees and tenants from any liability to Trustor by reason of such payments being made to Beneficiary. Nevertheless, until Beneficiary notifies in writing Trustor or such lessees and tenants that such payments are to be made to Beneficiary, Trustor shall be entitled to collect all Rents. Beneficiary is hereby authorized to give such notification upon the occurrence of an Event of Default and at any time thereafter while such Event of Default is continuing.

                           (c) All Rents collected by Trustor shall be applied in the following manner:

                           FIRST, to the payment of all taxes and lien assessments levied and due and payable against the Trust Property, where provision for paying such is not otherwise made to the satisfaction of Beneficiary;

                           SECOND, to the payment of ground rents (if any) due and payable with respect to the Trust Property;

                           THIRD, to the payment of the Obligations due and owing to Beneficiary;

                           FOURTH, to the payment of current operating costs and expenses (including repairs, maintenance and necessary acquisitions of property and expenditures for capital improvements) arising in connection with the Trust Property; and

                           FIFTH, to Trustor or its designee.

                           All Rents collected by Beneficiary may be applied to the items above listed in any manner that Beneficiary deems advisable and without regard to the aforestated priorities. Receipt by Beneficiary of the Rents shall not constitute a waiver of any right that Beneficiary may enjoy under this Deed of Trust or under applicable law; nor shall the receipt and application thereof cure any default hereunder, or invalidate or affect any act done in connection with such default, including without limitation, any foreclosure proceeding or any foreclosure sale authorized by this Deed of Trust and applicable law. Beneficiary does not assume any obligation of the lessor under any of the Leases, and no liability shall attach to Beneficiary for failure or inability to collect any Rents. Trustor shall (i) timely fulfill or perform each and every term, covenant and provision of each Lease to be fulfilled or performed by the lessor thereunder; (ii) give prompt notice to Beneficiary of each notice under the Leases received by Trustor, together with a complete copy of such notice; and (iii) enforce, short of termination thereof, the Performance of each and every term, covenant and provision of each Lease. Trustor, without first obtaining the prior written consent of Beneficiary, will not: accept Rent payments for more than one month in advance; cancel, modify, renew, accept the surrender of, or consent to the subordination of, any Lease; or in any way release or impair Beneficiary's right to proceed against (A) any security for the payment and performance of the obligations of the lessees under the Leases or of any guarantors or sureties of any such obligations, or (B) any person primarily or secondarily liable for the payment and performance of such obligations.

                           (d) This Assignment is not a delegation of Trustor's duties under the Leases and does not operate to make Beneficiary a mortgagee in possession or place upon Beneficiary responsibility for the control, care, management or repair of the Trust Property or for the performance of any of the terms and conditions of any of the assigned Leases nor does this Assignment operate to make Beneficiary responsible or liable for (i) any waste committed on the Trust Property by the tenants or any other person, (ii) any dangerous or defective condition of the Trust Property or (iii) any negligence in the management, upkeep, repair or control of the Trust Property resulting in loss, injury or death to any tenant, invitee, licensee, employee or stranger. Without limiting the generality of any other provision of this Deed of Trust, TRUSTOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY AND TO HOLD BENEFICIARY HARMLESS from and against any and all liability, loss or damage which may or might be incurred by reason of this Assignment unless caused by Beneficiary's gross negligence or willful misconduct. Should Beneficiary incur any liability by reason of this Assignment or in defense of any claim or demand for loss or damage as provided above, the amount thereof and all related costs and expenses, including, without limitation, attorneys' fees, together with interest thereon at the Overdue Rate from the date paid by Beneficiary until repaid by Trustor, shall be secured hereby and Trustor shall reimburse Beneficiary therefor immediately upon demand.

                           (e) Trustor represents and warrants that: (i) Trustor is the owner of the landlord's interest in the Leases, if any, with full power and authority to assign the same together with the Rents;
         (ii) there are no outstanding assignments or pledges of the Leases or Rents; (iii) Trustor has not accepted the payment of any Rents for more than one (1) month in advance; and (iv) there are no defaults now existing under any of the Leases and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under any of the Leases.

                  3.2      Security Agreement.

                           (a) To the extent any of the Trust Property is property covered by the Uniform Commercial Code ("UCC Property"), this Deed of Trust constitutes a security agreement and Trustor hereby grants to Beneficiary, as secured party, a security interest in the Trust Property and the proceeds thereof in favor of Beneficiary for the purpose of securing Performance of the Obligations. This security interest shall be self-operative with respect to the UCC Property, but Trustor shall execute and deliver on demand such security agreements, financing statements and other instruments as Beneficiary may request in order to impose and/or perfect the lien and security interest hereof more specifically upon any of the UCC Property. Should the lien and/or security interest of this Deed of Trust on any UCC Property be subject to a prior security agreement covering such UCC Property, then upon the occurrence of an Event of Default, all the right, title and interest of Trustor in and to any and all deposits made in connection with the transaction whereby such prior security agreement was made are hereby assigned to Beneficiary, together with the benefit of any payments now or hereafter made in connection with such transactions.

                           (b) The UCC Property is used primarily for business (other than farm) purposes.

                           (c) Trustor shall replace or cause to be replaced with property of equal or greater value all portions or items of UCC Property which are consumed or worn out in ordinary usage. Trustor may sell or dispose of only that part of the UCC Property that it is obliged to replace and has replaced; and, unless Beneficiary then agrees otherwise in writing, all proceeds from any such sale or disposition in excess of the amount expended for such replacements shall promptly be paid over by Trustor to be applied against the indebtedness secured hereby, whether or not such indebtedness is then due and payable. The foregoing notwithstanding, Trustor may sell or dispose and not replace UCC Property which in the aggregate, after taking into account all other items of UCC Property that have been sold or disposed and not replaced, is not of a material value and is not material to or necessary for the continued operation of the Premises for the purposes for which it is intended; provided, however, that unless Beneficiary then agrees otherwise in writing, all proceeds from such sale or disposition shall be promptly paid over by Trustor to be applied against the indebtedness secured hereby, whether or not such indebtedness is then due and payable.

                           (d) Trustor warrants that its chief executive office and principal place of business is as set forth at the beginning of this Deed of Trust. Trustor further warrants that the UCC Property is located at the Premises. Trustor shall immediately notify Beneficiary in writing of any change in its principal place of business/chief executive office/residence, as the case may be, and of any change in location of the UCC Property not removed or replaced as permitted or required by the terms of this Deed of Trust.

                           (e) All covenants of Trustor contained in this Deed of Trust, whether or not expressly referred to herein, shall apply to the UCC Property to the extent applicable to the UCC Property. The covenants and warranties of Trustor and the rights and remedies of Beneficiary contained in this Section 3.2 are in addition to, and not in limitation of, those contained in the other provisions of the Deed of Trust.

                           (f) This Deed of Trust shall be deemed a financing statement filed as a fixture filing; provided the filing of any other financing statement relating to the UCC Property shall not be construed to diminish any of Beneficiary's rights or priorities hereunder.

                  3.3 Servicing Agent. Beneficiary may, at its option, require that so long as Beneficiary is entitled to collect such payments, all payments on the Leases be collected by a servicing agent according to the terms of a servicing agreement in form and substance satisfactory to Beneficiary. Trustor shall promptly pay all costs in connection therewith.

                  3.4 Power of Attorney. Upon and during the continuance of an Event of Default, Beneficiary shall have the right, but not the obligation: (a) to demand and receive payment and performance and to enforce any and all of Trustor's rights with respect to the Leases and the personal property covered hereby; (b) to exercise any right and to perform any obligation of Trustor under or in connection with the Project Documents, the Leases and any other instrument covered hereby, at Trustor's expense; (c) with respect to rights to payment and performance assigned hereunder, while an Event of Default exists, to make extension agreements, release persons liable thereon or securities for payment or other performance, and settle and compromise disputes in connection with those rights; (d) while an Event of Default exists, to modify, cancel, or accept the surrender of the terms of any Lease; (e) to take any action Beneficiary may deem necessary or desirable to perfect the assignments and the security interest made and granted to Beneficiary hereunder; and (f) to perform all these acts in the name of Trustor or in the name of Beneficiary with the same force and effect as if performed by Beneficiary in the absence of this provision. For all of the foregoing purposes, Trustor irrevocably appoints Beneficiary, until Performance of the Obligations, as its attorney-in-fact. All such actions may be taken without notice to Trustor and without being called to account therefor by Trustor.

                  3.5 Relationship. Nothing in this instrument shall be construed to obligate Beneficiary to discharge or perform the duties of Trustor under the Project Documents, the Leases or any other instrument or of a landlord to a tenant or to impose any liability as a result of the exercise of the right to collect rents or proceeds under a Lease; nor shall Beneficiary be responsible or liable in any manner with respect to the Trust Property or the use, occupancy or enjoyment of all or any part thereof. Nothing herein shall be construed as establishing a partnership or joint venture between Trustor and Beneficiary.

                                   ARTICLE IV
                              DEFAULTS AND REMEDIES

                  4.1 Events of Default and Remedies. The following events and occurrences shall constitute an event of default ("Event of Default") under this Deed of Trust:

                           (a) other than a default or violation referred to elsewhere in this Section 4.1, an "Event of Default" as defined in the Loan Agreement occurs, or an act or event occurs under the Loan Agreement, whether or not denominated as an "Event of Default", which expressly entitles Beneficiary to accelerate Performance of any of the Obligations and/or exercise its remedies;

                           (b) there is a default in the Performance of any of the terms of Section 2.3 or Section 2.5(a) hereof or Trustor knowingly violates or suffers or permits the violation of any of the warranties or conditions of the policies of insurance required under Section 2.3;

                           (c) any party holding a mortgagee's or beneficiary's interest under a mortgage or deed of trust or any other lien or security interest on any part of the Trust Property commences foreclosure or sale thereof; or

                           (d) Trustor vacates or abandons the Trust Property.

                  4.2 Remedies. At any time after an Event of Default has occurred, to the extent not prohibited by the applicable law:

                           (a) Beneficiary may without further demand, protest or notice of any kind to Trustor, declare all indebtedness secured hereby to be due and payable immediately, and upon such declaration the same shall be immediately due and payable, together with applicable premiums, and collectible by an action at law; and/or

                           (b) Beneficiary may commence proceedings for the complete or partial foreclosure of this Deed of Trust by commencing an action to foreclose this Deed of Trust as a mortgage and/or deed of trust and/or cause Trustee to exercise the power of sale herein granted; and/or

                           (c) Trustee and/or Beneficiary may without regard to the adequacy of any security for the Performance of the Obligations, personally, or by any of its and/or their agents or employees, or by a receiver appointed by a court of competent jurisdiction, enter into and upon all or any part of the Trust Property and may exclude Trustor, its agents and servants therefrom; and having and holding the same, may in its and/or their own name(s) or the name of Trustor, as it/they deems best, control, lease, manage and operate the Trust Property, conduct the business thereof, and exercise all rights and powers of Trustor with respect thereto, including, without limitation, the Leases, either personally or by its agents, employees or receivers; and upon every such entry, Trustee and/or Beneficiary at the expense of Trustor, from time to time, either by purchase, repair or construction, may maintain, restore and insure the Trust Property; and likewise, from time to time, at the expense of Trustor, Trustee and/or Beneficiary may make all necessary or proper repairs, renewals and replacements and such useful alterations, additions, betterments and improvements thereto and thereon as to it may seem advisable; and Trustee and/or Beneficiary shall be entitled to collect and receive all Rents and to apply them in the manner Beneficiary is entitled to apply them pursuant to Section
         3.1 hereof; and/or

                           (d) Beneficiary shall be entitled, as a matter of right, to the appointment of a receiver of the Trust Property and the court may appoint a receiver, either before or after judgment, without notice and without regard to the solvency or insolvency of Trustor or any Guarantor (as defined in the Loan Agreement) at the time of the application for such receiver and without regard to the then value of the Trust Property or any other security held for Performance of the Obligations; and such receiver shall have full power and authority to collect the Rents and all other powers necessary or incidental for the protection, possession, control, management and operation of the Trust Property, at the expense of the Trust Property and of Trustor, to maintain, restore and insure the Trust Property, and to pay all taxes, assessments and other charges arising in connection therewith; and/or

                           (e) Trustee and/or Beneficiary may take such steps to protect and enforce its rights whether by action, suit or proceeding in equity or at law for the specific performance of any covenant, condition or agreement in this Deed of Trust or any of the other Loan Documents, or in aid of the execution of any power herein expressly or impliedly granted, or for any foreclosure hereunder or for the enforcement of any other appropriate legal or equitable remedy, or otherwise as Beneficiary shall elect; and/or

                           (f) Trustee and/or Beneficiary may take possession of the personal property covered hereby and may enter and remain upon the Trust Property to protect the personal property; and upon written notice from Trustee and/or Beneficiary, Trustor shall assemble the personal property and make it available to Beneficiary at the Trust Property or at any other place designated in the notice, which shall be reasonably convenient to both parties; and/or

                           (g) all of the Trust Property (both realty and personalty) is encumbered as one unit, and all the Trust Property, at Beneficiary's option, may be foreclosed or sold in the same proceeding or in separate proceedings; and all of the Trust Property (both realty and personalty) may, at Beneficiary's option, be sold as such in one unit as a going business; and/or

                           (h) Beneficiary may exercise the "declarant's," "developer's" and "owner's" rights under the Project Documents (it being agreed and understood that such right is reserved to the Trustor other than upon the occurrence of and during the continuance of an Event of Default); and/or

                           (i) Trustee and/or Beneficiary may assert such other rights and remedies as they may have hereunder or under any of the other Loan Documents, at law, in equity or by statute, including those of a secured party and of a mortgagee and/or trust deed beneficiary.

                  4.3 Power of Sale. Should Beneficiary elect to foreclose by exercise of the power of sale herein granted, Beneficiary will deposit with Trustee such items as Trustee may require. After such notice(s) of default and sale and other notices have been given as then required by law, and after lapse of such time as may then be required by law after such events, Trustee, without demand on Trustor, shall sell the Trust Property at the time and place of sale fixed by it in such notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale, or to the extent not prohibited by law upon such other terms and conditions as are acceptable to Trustee and Beneficiary. Trustee may postpone sale of all or any portion of the Trust Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. If Trustee is directed by Beneficiary to foreclose pursuant to a nonjudicial foreclosure sale, Trustee shall sell the Trust Property, or any part thereof, after having first given notice of the time, place and terms of sale as required by Section 89-1-55 of the Mississippi Code of 1972, as amended. If the Trust Property is situated in two or more counties or in two judicial districts of the same county or different counties, Trustee shall have full power to select in which county or judicial district the sale of all of any part of the Trust Property shall be made. Trustee shall have authority to fix the day, hour, terms and place of sale and may conduct any sale personally or through an agent whose appointment need not be recorded. Trustor waives any provision of law which restricts or limits the right of Trustee to offer more than 160 acres at one time, regardless of the manner in which the Trust Property may be described. In the event any portion of the Trust Property is subject to the provisions of the Uniform Commercial Code, Trustee shall have the same authority, rights and obligation with respect to such property as to all other Trust Property, or Beneficiary may proceed directly with respect to the Trust Property subject to the provisions of the Uniform Commercial Code. In the event Beneficiary directs Trustee to sell that portion of the Trust Property which is subject to the Uniform Commercial Code, Trustee may elect to sell such property separately subject to the provisions of the Uniform Commercial Code, or Trustee may sell all Trust Property pursuant to the provisions relating to sales of real property. Trustee may sell real and personal property separately or coordinate sales in any manner deemed advisable by Beneficiary. The recitals in any deed executed pursuant to this power of sale of any matters or facts shall be conclusive proof of the truthfulness thereof. From time to time before Trustee's sale pursuant to this Section 4.3, Beneficiary may rescind any notice of breach or default and of election to cause the Trust Property to be sold by executing and delivering to Trustee a written notice of such rescission, which notice, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Beneficiary of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring; impair the right of Beneficiary to execute and deliver to Trustee, as above provided, other declarations of default and demands for sale, and notices of breach or default, and of election to cause the Trust Property to be sold to satisfy the Obligations; or otherwise affect any provision, covenant or condition of the Note and/or of this Deed of Trust and/or of any of the other Documents or any of the rights, obligations or remedies of the parties thereunder or hereunder.

                  4.4      Rights, Powers and Remedies Cumulative; Waiver.

                           (a) Each and every power and remedy in this Deed of Trust specifically given to Beneficiary shall be cumulative and shall be in addition to every other power and remedy specifically given in the Loan Documents or now or hereafter existing at law, in equity, or by statute. Each and every such power and remedy may be exercised from time to time and as often and in such order as may be deemed expedient by Beneficiary; and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by Beneficiary in the exercise of any right or power or in the pursuit of any remedy accruing upon the occurrence of any Event of Default shall impair any such right, power or remedy or be construed to be a waiver thereof or of any such Event of Default or to be any acquiescence therein; nor shall the acceptance by Beneficiary of any security or any payment on or performance of any of the other Obligations, though made after default, be deemed a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

                           (b) Whenever by the terms of this Deed of Trust or any other Document Beneficiary is given any option, such option may be exercised when the right accrues or at any time thereafter; provided, however, that in the event such option is exercisable upon the occurrence of an Event of Default, such option may be exercised only during the continuance of such Event of Default.

                           (c) Any failure by Beneficiary to insist upon the strict performance by Trustor of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and Beneficiary, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Trustor of any and all of the terms and provisions of this Deed of Trust to be performed by Trustor. Neither Trustor nor any other person now or hereafter obligated for the Performance of the whole or any part of the Obligations shall be relieved of such Obligation (i) by reason of the failure of Trustee or Beneficiary to comply with any request of Trustor or of any other person so obligated to take action to foreclose this Deed of Trust or otherwise enforce any of the provisions of this Deed of Trust or any other Document or any other Obligation, or (ii) by reason of the release, regardless of consideration, of the whole or any part of the security held for the Performance of the Obligations of any person primarily or secondarily liable for the Performance of the Obligations, or (iii) by reason of the failure to join any person in a foreclosure proceeding, or (iv) by reason of any transfer of the Trust Property or any part thereof by Trustor or any subsequent owner of the Trust Property, or (v) by reason of any agreements or stipulations between any subsequent owner or owners of the Trust Property, or any part thereof, and Beneficiary with reference to the Trust Property, this Deed of Trust or any of the other Loan Documents, including, without limitation, any agreements or stipulations extending the time of payment or modifying the terms of the Obligations or this Deed of Trust without first having obtained the consent of Trustor or such other person; and in the last event, Trustor and all such other persons shall continue to be liable hereunder and under the other Loan Documents according to such agreements or stipulations unless expressly released and discharged in writing by Beneficiary. Any such action may be taken without the consent of any junior lienholder and without impairing or affecting the lien of this Deed of Trust or the priority of such lien over any subordinate lien; and Beneficiary may resort for the Performance of the Obligations to its several securities therefor in such order and manner as Beneficiary may elect.

                  4.5 Power of Attorney. Beneficiary is hereby irrevocably appointed the true and lawful attorney-in-fact of Trustor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Trust Property sold pursuant to this Article IV; and for that purpose, Beneficiary may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Trustor hereby ratifying and confirming all that its attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, if so requested by
Beneficiary, Trustor shall ratify and confirm any such sale or sales by executing and delivering to Trustee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Beneficiary, for that purpose and are designated in such request. Any such sale or sales made under or by virtue of this Article IV whether made under the power of sale granted in this Deed of Trust or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Trustor in and to the Trust Property and rights so sold, and shall be a perpetual bar both at law and in equity against Trustor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Trustor.

                  4.6 Beneficiary's Right to Bid and Purchase. Upon any sale made under or by virtue of this Article IV, including, without limitation, made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, any person, including, without limitation, Beneficiary, its agents or employees may bid for and acquire the Trust Property or any part thereof. If Beneficiary's bid is successful, Beneficiary, in lieu of paying cash for the Trust Property covered thereby, may make settlement for the purchase price by crediting upon the indebtedness secured hereby, in such order as Beneficiary may determine, the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust.

                  4.7 Application of Proceeds of Sale. To the extent not prohibited by the applicable law, the purchase money and other proceeds of any sale made under or by virtue of this Article IV, together with any other sums which then may be held by Beneficiary under this Deed of Trust as part of the Trust Property or the proceeds thereof, whether under the provisions of this Deed of Trust or otherwise, shall be applied as follows:

                           FIRST, to the payment of the costs and expenses of such sale, including reasonable compensation to Trustee and Beneficiary, their agents and attorneys, and the expenses of any judicial proceedings wherein the same may be made, and of all advances made hereunder or under any other Loan Documents securing the Performance of the Obligations (together with interest on all such advances at the Overdue Rate from the date of advance until received by Beneficiary or Trustee), as the case may be, and to the payment of all taxes, assessments or liens prior to the lien of this Deed of Trust, except any taxes, assessments, liens or other charges, subject to which the Trust Property shall have been sold;

                           SECOND, to the payment of the whole amount then due, owing and unpaid upon the Note, including premium, if any;

                           THIRD,  to the payment of any other Obligations;  and

                           FOURTH, to the payment of the surplus, if any, to Trustor, its successors or assigns, or to whosoever may be lawfully entitled to receive the same upon its written request, or as any court of competent jurisdiction may direct.

                  4.8 Right to Recover Judgment. To the extent permitted by the applicable law, Beneficiary shall be entitled to recover judgment on the Note either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Deed of Trust; and the right of Beneficiary to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Deed of Trust, or the foreclosure of the lien hereof. In the event of a sale of the Trust Property and of the application of the proceeds of sale, as herein provided, to the payment of the Obligations, Beneficiary shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon the Note, and to enforce payment of all other charges, payments and costs due under this Deed of Trust and the other Loan Documents; and shall be entitled to recover judgment for any portion of the Obligations remaining unpaid, with interest at the Overdue Rate from the date of entry of such judgment to the date that payment is actually received by Beneficiary from Trustor.

                  4.9 Certain Assurances. Trustor shall not at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any homestead law or any exemption from execution or sale of the Trust Property or any part thereof, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed of Trust or Trustor shall not claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Trust Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; or, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof. Trustor hereby expressly waives to the extent not prohibited by law all benefit or advantage of any such law or laws, and covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Trustee and/or Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Trustor, for itself and all who may claim under it, waives, to the extent that they lawfully may, all right to have the Trust Property marshalled upon any foreclosure hereof.

                  4.10 Expenses. Trustor shall pay all costs, charges and expenses, including attorneys' fees and court costs, which Trustee and/or Beneficiary may incur in collecting any sum secured hereby or in exercising any of the remedies hereunder; and all such costs and expenses shall be secured by this Deed of Trust and, without notice or demand, be payable by Trustor to Beneficiary, as the case may be, with interest at the Overdue Rate from the date of advance until received by Beneficiary from Trustor.

                  4.11 Trustor Tenant at Will After Sale. Trustor agrees that after any sale hereunder, Trustor and/or all parties occupying the Trust Property, or any part thereof, shall, at the option of the purchaser(s) at such sale, be mere tenants at the will and sufferance of the purchaser(s) at such sale or sales, and that such purchaser(s) shall be entitled to immediate possession thereof, and that if Trustor or any such tenant or tenants fail to vacate the Trust Property, or any part thereof immediately at such purchaser's request, such purchaser(s) may, and shall have the right to, file or institute an action in forcible entry and detainer or institute or maintain any other action or suit or exercise any other rights or remedies given landlords under any statute or law. Notwithstanding the above, however, at the option of any purchaser at such sale, any tenant leases covering the Trust Property or any part thereof in effect at the time of such sale shall remain in full force and effect and such purchaser(s) shall automatically become the "landlord" thereunder with all rights and obligations accruing to the landlord thereunder.

                                    ARTICLE V
                                  MISCELLANEOUS

                  5.1 Beneficiary's Account. All moneys payable hereunder or under the other Loan Documents shall be paid to Beneficiary in Phoenix, Arizona, at its address first above mentioned, unless otherwise designated by Beneficiary by notice.

                  5.2 Modification. This Deed of Trust, the Loan Agreement and the Loan Documents exclusively and completely state the rights of Beneficiary and Trustor with respect to the Trust Property. No modification, variation, termination, discharge or abandonment hereof and no waiver of any of the provisions or conditions hereof shall be valid unless in writing and signed by duly authorized representatives of Beneficiary and Trustor or the successors, transferees or assigns of either, subject, however, to the limitations herein on Trustor with respect to assignment, merger and consolidation. This Deed of Trust supersedes any and all prior representations, warranties and/or inducements, written or oral, heretofore made by Beneficiary (other than in the other Loan Documents) concerning this transaction, which are null and void and of no force or effect whatsoever.

                  5.3 Powers Coupled With an Interest. The powers and agency hereby granted by Trustor are coupled with an interest and are irrevocable until Performance of the Obligations and are granted as cumulative to Beneficiary's other remedies for the enforcement of Performance of the Obligations.

                  5.4 Counterparts. This Deed of Trust may be executed simultaneously in any number of identical copies, any number of which having been executed by all parties hereto shall constitute an original for all purposes.

                  5.5 Notice. Any notice required or permitted to be given hereunder shall be given in the manner set forth in the Loan Agreement. Notwithstanding anything herein to the contrary, if any notice given to Trustor by Trustee or Beneficiary is given in the manner permitted or required by a statute of the State where the Premises are located, such notice shall be deemed to have been effectively given regardless of whether notice has been given in the manner required by the Loan Agreement.

                  5.6 Binding Effect. This Deed of Trust shall inure to the benefit of and be binding upon Beneficiary and Trustor, and, subject to the provisions of Section 2.5, their heirs, legatees, devisees, personal representatives, administrators, executors, successors and assigns. The term "Trustor" shall mean both the original Trustor and any subsequent owner or owners of any of the Trust Property. The term "Beneficiary" shall mean the owner and holder, including pledgees, of the Note, whether or not named as Beneficiary herein. Whenever in this Deed of Trust reference is made to "Trustee", it shall be construed to mean the trustee or trustees for the time being, whether original or successors or successor in the trust; and that all title, estate, rights, powers, trusts and duties hereunder given or appertaining to or devolving upon the trustee if more than one, shall be in each Trustee so that any action hereunder or purporting to be hereunder of any one of the original or any successor trustee shall for all purposes be considered to be as effective as the action of every trustee.

                  5.7 Severability. If any one or more of the provisions contained in this Deed of Trust shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby; provided that where the provisions of any invalidating law may be waived, they are hereby waived by Trustor to the fullest extent possible.

                  5.8 Interpretation. All headings are inserted for convenience only and shall not affect any construction or interpretation of this Deed of Trust. The provisions of this Deed of Trust shall apply to the parties according to the context hereof and without regard to the number or gender of words and expressions used herein. Unless otherwise indicated, all references herein to clauses and other subdivisions refer to the corresponding sections, paragraphs, clauses and other subdivisions of this Deed of Trust; the words "herein", "hereof", "hereto", "hereunder" and words of similar import refer to this Deed of Trust as a whole and not to any particular section, paragraph, clause or other subdivision hereof; and reference to a numbered or lettered subdivision of an Article, section or paragraph shall include relevant matter within the Article, section or paragraph which is applicable to but not within such numbered or lettered subdivision.

                  5.9 CHOICE OF LAW. THIS DEED OF TRUST HAS BEEN DELIVERED IN PHOENIX, ARIZONA. THE PROVISIONS OF THIS DEED OF TRUST AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND, TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES. HOWEVER, THE INTERNAL LAWS OF THE STATE WHERE THE PREMISES ARE LOCATED SHALL APPLY TO THE APPOINTMENT OF TRUSTEES, TO THE CREATION OF LIENS AND TO ANY FORECLOSURE, FORECLOSURE SALE, APPOINTMENT OF A RECEIVER OR OTHER REMEDY WITH RESPECT TO THAT PORTION OF THE TRUST PROPERTY CONSISTING OF REAL PROPERTY.

                  5.10 JURISDICTION AND VENUE. TRUSTOR AND TRUSTEE HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY TRUSTOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THE LOAN DOCUMENTS SHALL BE LITIGATED IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY DIVISION, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF BENEFICIARY INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS ANY COURT IN WHICH BENEFICIARY SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. TRUSTOR AND TRUSTEE HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY TRUSTOR OR BENEFICIARY IN ANY OF SUCH COURTS. TRUSTOR AND TRUSTEE WAIVE ANY CLAIM THAT PHOENIX, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. THE

EXCLUSIVE CHOICE OF FORUM FOR TRUSTOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY BENEFICIARY OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY BENEFICIARY, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND TRUSTOR HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

                  5.11 WAIVER OF RIGHT TO JURY TRIAL. BENEFICIARY AND TRUSTOR ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE LOAN DOCUMENTS OR WITH RESPECT TO THE TRANSACTION CONTEMPLATED THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                                                               Initials   ______

                  5.12 Acceptance by Trustee. Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record.

                  5.13 Protection of Trustee. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and without affecting the personal liability of any person for payment of the indebtedness secured hereby or the effect of this Deed of Trust upon the remainder of the Trust Property, Trustee and Beneficiary may: reconvey any part of the Trust Property; consent in writing to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee shall be protected in acting upon any notice, request, consent, demand, statement, note or other paper or document believed by it to be genuine and to have been signed by the party purporting to sign such document. Trustee shall not be liable for any error of judgment, nor for any act done or step taken or omitted, nor for any mistake of law or fact, nor for anything which it may do or refrain from doing in good faith. Trustee shall have no accountability under this Deed of Trust except for its own individual willful default or gross negligence. Any necessity of Trustee herein named, or any successor in trust, making oath or giving bond, is expressly waived.

                  5.14 Substitution of Trustee. Beneficiary shall be entitled to remove, substitute, or add a Trustee or Trustees, at its sole option, with or without cause or notice, by instrument duly executed, acknowledged and recorded among the land records in the jurisdictions where this Deed of Trust is recorded, subject to the laws of the applicable jurisdiction. Thereupon such additional or successor Trustee or Trustees, without further act, deed or conveyance, shall become vested with all estates, property, title rights, powers, privileges, discretions, trusts, duties and obligations of his or their co-trustee, or predecessors in the trust hereunder with like effect as if originally named as Trustee or Trustees hereunder. Exercise of the power to substitute Trustees, no matter how often, shall not be an exhaustion thereof.

                  5.15 Reconveyance by Trustee. Upon (a) written request of Beneficiary stating that all sums secured hereby have been paid, (b) surrender to Trustee of this Deed of Trust and the Note for cancellation and retention and
(c) payment of its fees, Trustee shall reconvey, without warranty, the Trust Property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto."

                  5.16 Subrogation of Beneficiary. Beneficiary shall be subrogated for further security to the lien, although released of record, of any and all encumbrances paid out of the proceeds of the loan secured by this Deed of Trust.

                  5.17 Trustor's Certification. Trustor, upon written request of Beneficiary made in the manner provided herein for the giving of notices, will certify in writing to Beneficiary or to any proposed assignee of the Obligations within seven (7) days after receiving such request, the amount then owing on the Note, the amount of any other Obligations then owing to Trustor's knowledge, and whether any off-sets or defenses exist against the Obligations or against this Deed of Trust or any other Loan Documents. In the event Trustor fails to return such certification to Beneficiary within the period stated, then the amount owing on the Note and the amount of any other Obligations then owing to Beneficiary, as stated in Beneficiary's request, shall be deemed accurate and correct, and Trustor shall thereby have waived and released any rights of offset or other defenses which might exist against the Obligations or against this Deed of Trust or any other Loan Documents.

                  5.18 Limitation in Interest. It is the intent of Trustor and Beneficiary to comply with the usury law ("Applicable Usury Law") which is applicable pursuant to the terms of Section 5.9 hereof or which is applicable if the law chosen by the parties is not. Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Deed of Trust or in any of the other Loan Documents, in no event shall this Deed of Trust or the other Loan Documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law. If
(a) any such excess of interest otherwise would be contracted for, charged or received from Trustor or otherwise in connection with the Obligations, (b) the maturity of the Obligations is accelerated in whole or in part, or (c) all or part of the principal or interest of the Obligations shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received in connection with the Obligations would exceed the maximum contract rate permitted by the Applicable Usury Law, then in any such event (1) the provisions of this Section 5.18 shall govern and control, (2) neither Trustor nor any other person or entity now or hereafter liable for the payment hereof will be obligated to pay the amount of such interest to the extent that it is in excess of the maximum contract rate permitted by the Applicable Usury Law, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Obligations to Trustor or refunded to Trustor, at Beneficiary's option, and (4) the effective rate of interest will be automatically reduced to the maximum contract rate permitted by the Applicable Usury Law. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law: (x) all calculations of the rate of interest which are made for the purpose of determining whether such rate would exceed the maximum contract rate permitted by the Applicable Usury Law shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the Obligations, all interest at any time contracted for, charged or received from Trustor or otherwise in connection with the Obligations; and (y) in the event that the effective rate of interest on the Obligations should at any time exceed the maximum contract rate permitted by the Applicable Usury Law, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to Beneficiary from time to time, if and when the effective interest rate on the Obligations otherwise falls below the maximum contract rate permitted by the Applicable Usury Law, to the extent that interest paid to the date of calculation does not exceed the maximum contract rate permitted by the Applicable Usury Law, until the entire amount of interest which would have otherwise been collected to such date of calculation had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Trustor further agrees that should the maximum contract rate permitted by the Applicable Usury Law be increased at any time hereafter because of a change in the law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all Obligations regardless of when incurred; but, again to the extent not prohibited by Applicable Usury Law, should the maximum contract rate permitted by the Applicable Usury Law be decreased because of a change in the law, such decreases shall not apply to the Obligations regardless if arising from an advance of the Loan after the effective date of such decrease.

                  5.19  Time  of  Essence.   Time  is  of  the  essence  in  the
Performance of the Obligations by Trustor.

                  5.20 Address. Trustor requests that a copy of any Notice of Default and a copy of any Notice of Sale hereunder be mailed to Trustor at its mailing address set forth in the introductory paragraph to this Deed of Trust.

                  5.21 Beneficiary's Discretion. Unless otherwise specified herein, whenever Beneficiary must exercise its discretion under the Loan Documents or give or withhold its consent under the Loan Documents, such discretion or consent may be exercised, given or withheld in Beneficiary's sole and absolute discretion except as otherwise set forth in the Loan Documents to the contrary.

                                   ARTICLE VI
                               SPECIAL PROVISIONS

                  6.1 Variable Rate. The Note contains the following language with respect to fluctuations in the rate of interest payable thereunder:

                           Interest shall accrue initially at an annual interest rate ("Initial Interest Rate") equal to Prime (as hereinafter defined) in effect on the date of the initial advance of the loan evidenced by this Note ("Initial Prime") plus 2.250% per annum, subject to adjustment on each Interest Rate Change Date (as hereinafter defined), but in no event to exceed the maximum contract rate permitted under the Applicable Usury Law (as hereinafter defined). The interest rate shall change on each Interest Rate Change Date by adding to or subtracting from the Initial Interest Rate, as the case may be, the change, if any, between Initial Prime and Prime in effect on the applicable Interest Rate Change Date. As used in this Note, the following capitalized terms have the meaning set forth opposite them below:

                           "Prime" shall mean the rate of interest publicly announced, from time to time, by Citibank, N.A., New York, New York ("Citibank"), as the corporate base rate of interest charged by Citibank to its most creditworthy commercial borrowers notwithstanding the fact that some borrowers of Citibank may borrow from Citibank at rates of less than such announced Prime rate; and

                           "Interest Rate Change Date" means (a) the first business day of Citibank during the calendar month following the date of the initial advance of the loan evidenced by this Note, and (b) the first business day of Citibank during each successive month thereafter.



                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, this Deed of Trust is duly executed as of the day and year first above written.

                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation

                                                                      "Trustor"


Witness:                                 By:  _________________________________
_______________________________           Name:  ______________________________
Print Name: _____________________         Title: ______________________________

                                         _____  Check   here   to  confirm  that
                                         Section 5.11 has been initialed.


STATE OF                       )
                               ) ss.
County of                      )

                  Personally came and appeared before me, the undersigned authority in and for the above mentioned county and state, the within named ___________________, who acknowledged that he/she is _______________ of
Preferred Equities Corporation and that he/she signed, executed and delivered the above and foregoing Deed of Trust on the day and year therein given, after being duly authorized to execute the same by Preferred Equities Corporation and as and for the act and deed of Preferred Equities Corporation.

                  GIVEN Under My Hand And Official Seal Of Office, this the ____ day of March, 1998.


                                  -----------------------------------
                                  NOTARY PUBLIC

My Commission Expires:


---------------------

                                    EXHIBIT A

                                Legal Description

                                (to be attached)

                                    EXHIBIT B

                              Permitted Exceptions

Item 1. A ten foot water and sewer easement along the North side of Highway 90 as granted to City of Biloxi by instrument dated April 7, 1972, recorded February 1, 1973 in Book 35, Page 129; and in instrument dated April 11, 1972, recorded February 22, 1973 in Book 35, Page 139; and in instrument dated June 16, 1972, recorded February 2, 1973 in Book 35, Page 141.

Item 2. A ten foot water and sewer easement running East and West through the Northerly portion of subject property as granted to the City of Biloxi by instrument dated June 8, 1972, recorded February 2, 1973 in Book 35, Page 171; and in instrument dated June 16, 1972, recorded February 2, 1973 in Book 35, Page 173.

Item 3. Encroachment of open wood carport onto adjacent property along the East boundary line of subject property as shown by survey prepared by Kenny L. Alston, R.L.S., dated May 26, 1994, revised and corrected January 14, 1997.

Item 4. Encroachment of chain link fence of approximately 2.38 feet along the East boundary line of subject property as shown by survey prepared by Kenny L. Alston, R.L.S., dated May 26, 1994, revised and corrected January 14, 1997.

Item 5. Protective covenants contained in instrument filed for record record in the office of the Chancery Clerk and recorded in said office in Book 284 at Page 408.

                ENVIRONMENTAL CERTIFICATE WITH REPRESENTATIONS,
                            COVENANTS AND WARRANTIES

                                [Biloxi Property]


                  The undersigned, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower"), hereby executes this Environmental Certificate with Representations, Covenants and Warranties (this "Environmental Certificate") as of the 20th day of March, 1998, for the purpose of inducing FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), to make a loan to Borrower in the stated principal sum of up to $1,173,750 (the "Loan"), which Loan is to be secured by, among other things, a Deed of Trust, Assignment of Rents and Proceeds and Security Agreement [Biloxi Property] (the "Mortgage"), dated as of even date herewith, executed by Borrower, as Trustor, for the benefit of Lender, as beneficiary, and encumbering certain real and personal property as therein described, including the land more particularly described in Exhibit A attached hereto and made a part hereof and all improvements thereon (collectively, the "Property").

                  1. Definitions. For those terms not specifically defined herein, meanings shall be those defined in the Loan Agreement. Capitalized terms defined herein shall have the meanings given to them; in addition, the following terms shall have the following meanings:

                  "Contaminant" means any pollutant, hazardous, radioactive, or toxic substance, hazardous waste, medical, radioactive, or special waste, petroleum or petroleum-derived substance or waste, asbestos-containing material, polychlorinated biphenyls (PCBs), or any hazardous or toxic constituent thereof and includes, but is not limited to, any substance defined in or regulated under any Environmental Requirement (defined herein).

                  "EHS Permits" means all environmental, health and safety permits, licenses, consents, and authorizations required by any Environmental Requirement (defined herein).

                  "Environment" shall have the same meaning as defined under Environmental Laws (defined herein). If Environmental Laws conflict, the most expansive definition is used.

                  "Environmental Conditions" means the presence or release into the Environment of Contaminants arising out of Operations (defined herein).

                  "Environmental  Costs"  means  any  and all  claims,  demands, liabilities, damages, losses, expenses, fines, penalties, judgments, awards, settlements and costs (including, without limitation, legal, accounting, consulting, engineering, construction and other costs) arising out of Environmental Conditions. Environmental Costs include, without limitation, all past, current and future expenses, arising out of: (a) any pending, threatened or completed action by a Governmental Authority or any person or entity for property damage, bodily injury or personal injury; (b) any inquiry, investigation, audit, study, assessment, notice of violation, administrative complaint, summons, citation directive or judicial complaint; (c) any development of remedial or response plans; and (d) any conduct or activity in any way associated therewith.

                  "Environmental Laws" means any applicable federal, state or local laws, statutes, codes, ordinances, rules or regulations, court order or decree, administrative order or governmental agency guidelines.

                  "Environmental Lien" means a lien in favor of any Governmental Authority for any: (a) liability under any Environmental Requirement; or (b) damages arising from, or costs incurred by such Governmental Authority in response to a Release (defined herein) of a Contaminant into the Environment.

                  "Environmental Requirement" means all Environmental Laws or EHS Permits relating to the Environment, health or safety, including, without limitation: (a) the use, handling, treatment storage, or Release (defined herein) of any Contaminant; and (b) workplace or worker safety and health, as authorized by any Governmental Authority (defined herein).

                  "Governmental Authority" means any federal, state or local agency, department, court or other administrative, legislative or regulatory federal, state or local governmental body, or any private individual or entity in place of such entities.

                  "Operations" means the entire scope of activity performed or undertaken at the Property, past and present, with respect to any and all Contaminants.

                  "Release" means the actual, partial, or threatened release, spill, emission, escape, leaking, pumping, injection, deposit, discharge, dispersal, dumping, disposal, leaching, placing, production or migrating into the Environment of any Contaminant.

                  "Remedial Action" means actions required to: (a) clean up, remove, treat or otherwise address Contaminants in the Environment; (b) prevent or minimize the Release of Contaminants into the Environment; or (c) determine if a remedial response or corrective action is needed, design an appropriate response, compile necessary data and reports, conduct pre- and post-remedial investigation, monitoring, operation, maintenance and care. Remedial Action shall be undertaken such that the Property is utilized to its maximum economic benefit.

                  2.  Representations,   Covenants  and  Warranties.  Except  as
disclosed in the Disclosure Schedule, attached hereto as Exhibit B and incorporated herein by reference,

Customer, to the best of its knowledge after due inquiry and investigation, hereby represents, covenants and warrants to FINOVA as follows:

                           (a)  Customer  certifies  that  it  investigated  the
         present and past uses of the Property, and employed a qualified environmental consultant, acceptable to Customer, to make due inquiry of all Operations and the potential existence and/or Release of
         Contaminants   at  the   Property.   Customer   certifies   that   such
         investigation complied with FINOVA's guidelines for conducting such investigation.

                           (b) The Property is not listed on any federal, state, or local list identifying properties with a known or suspected Release. Customer is unaware of any condition that, if known to a Governmental Authority, would require (i) the Property be listed or (ii) Remedial Action.

                           (c) Operations have never been, and will not be, for the purpose of the manufacture, Remedial Action, generation, Release, or refining of any Contaminant (whether legal or illegal, accidental or intentional).

                           (d) Customer obtained, and is and shall continue to be in compliance with, all EHS Permits necessary for the Operations at the Property.

                           (e) No Environmental Lien has, is, or will be attached to the Property or any portion thereof.

                           (f) Customer is not, has not, and does not anticipate being, subject to any action by a Governmental Authority regarding: (i) the violation of any Environmental Requirement; (ii) any Remedial Action; (iii) any liability arising out of or related to the presence or Release of any Contaminant resulting from or pertaining to the Operations at the Property.

                           (g) Customer certifies that to the best of its knowledge and after appropriate inquiry, except as set forth in Exhibit B, there has been no unauthorized release of any contaminant at, on, from, or beneath the property.

                  The foregoing representations, covenants and warranties are continuing and shall be true and correct from the date hereof through the final payment of all indebtedness owed by Customer to FINOVA and the final performance of all obligations owed to FINOVA, with the same force and effect as if made each day throughout such period. All representations, covenants and warranties survive payment and performance.

                  FINOVA warrants that it shall act, in its capacity as a lender, in compliance with all federal, state, and local laws regarding environmental lender liability, including, without limitation, 42 U.S.C. Section 9607 under the Comprehensive Environmental Response, Compensation and Liability Act.

                  3.       Covenant to Clean Up and Notify.

                           (a) Customer, at its own cost, shall perform all Remedial Action: (i) in accordance with all Environmental Requirements;
         (ii) to the reasonable satisfaction of FINOVA; and (iii) in accordance with any Governmental Authority orders, directives, and/or terms, whether negotiated or imposed.

                           (b) Customer shall give notice to FINOVA immediately, via certified mail, of any deviation from any of the above representations, covenants and warranties. Such notification is triggered by, but not limited to Customer's: (i) receipt of notice from any Governmental Authority of any known, alleged or suspected violation of any Environmental Requirement; (ii) receipt, or anticipated receipt, of any notice from a Governmental Authority of the Release of a Contaminant, violation of an EHS Permit, and/or damages for personal or property injury or natural resources, stemming from a violation or Release; and (iii) knowledge of the presence of any Contaminant (other than those described in Exhibit B) on the Property in a condition that may adversely impact the Environment. Notification shall include an explanation of the deviation from the representation and warranty and a description of the communication to or knowledge on the part of the Customer. Customer, at FINOVA's request, shall provide all documents pertaining to any environmental matters (including but not limited to otherwise privileged or confidential materials).

                           (c) In the event of such  deviation,  Customer  must:
         (i) promptly comply with all Environmental Requirements, including but not limited to those requiring Remedial Action and/or notification of a Release, and provide FINOVA with satisfactory evidence of such compliance; and (ii) provide FINOVA, within thirty (30) days, financial assurance evidencing, to FINOVA's reasonable satisfaction, that sufficient funds are available to pay the cost of Remedial Action, compliance with any Environmental Requirement, and discharging any Environmental Liens.

                  4.       Site Assessment.

                           (a) If FINOVA believes that Contaminants (other than those described in Exhibit B) affect the Property, FINOVA, at any time, may contract for the services of persons ("Site Assessors") to perform environmental site assessments ("Site Assessments") to determine whether any environmental condition exists that could result in the diminution of the value of the Property, and/or any liability, cost, or expense to the owner, occupier, or operator of the Property. Site Assessments may be performed at any time, upon reasonable notice and with minimal interference with Customer's affairs to the extent practicable, as determined by FINOVA. Site

         Assessments must be performed pursuant to FINOVA's guidelines. Customer shall not impede or interfere with the Site Assessment, and shall cooperate fully with the Site Assessors. The Site Assessors, which term includes their employees, agents,subcontractors, and assigns are hereby authorized to enter upon the Property for such purposes and are further authorized to perform tests on the Property necessary to conduct the Site Assessment. Customer shall supply Site Assessors historical and operational information regarding the Property to facilitate the Site Assessment. Customer shall make appropriate personnel, having knowledge of relevant matters, available for meetings with the Site Assessors. On request, FINOVA shall make the results of such Site Assessments available to Customer. The cost of performing the Site
         Assessments, including, without limitation, sampling and monitoring, the preparation of any reports or studies,and the cost of laboratory analysis, shall be paid by Customer upon demand.

                           (b) Prior to a breach, default or Event of Default under or as defined in any Loan Document, FINOVA may notify Customer of its intent to conduct a Site Assessment and allow Customer to initiate and pay for the Site Assessment directly. Unless otherwise agreed, a Site Assessment performed pursuant to this paragraph must be: (i) initiated within seven (7) business days of the date upon which Customer is contacted by FINOVA; and (ii) completed with a finalized report delivered to FINOVA within thirty (30) calendar days of the date upon which Customer is contacted. The Site Assessors hired by Customer must be acceptable to FINOVA. FINOVA must be consulted by Customer and approve the scope of any proposed Site Assessment. Site Assessors must provide a draft and final report discussing their findings. FINOVA shall be given the opportunity to review and comment on all draft reports. FINOVA shall be provided copies of all draft and final reports. Any and all representations and findings by Site Assessors shall expressly run to the benefit of FINOVA.

                  5.       Indemnify and Hold Harmless.

                           (a)  Customer  shall   indemnify,   defend  and  hold
        harmless FINOVA, its employees, shareholders, officers, directors, and agents from and against any and all Environmental Costs.

                           (b) Customer agrees, upon request by FINOVA, to contest and to defend against all Environmental Costs. FINOVA may, without being obligated to, hire counsel, consultants, and others necessary to defend against any Environmental Costs.

                           (c) Customer agrees to reimburse FINOVA upon demand for any expenses incurred in connection with any Environmental Costs. The provisions of this Section 5 are in addition to any other obligations and liabilities Customer may have to FINOVA at common law, in equity or under documentation executed in connection with the Loan, and shall survive the closing, funding and payment in full of the Loan, as well as any foreclosure of the Loan or granting of any deed in lieu of foreclosure and the recordation of any release of the lien of the Mortgage.

                  6.       FINOVA's Right to Remove Contaminants.

                           (a) FINOVA shall have the right, but not the obligation, without limiting FINOVA's other rights and remedies under the Mortgage or Loan Agreement and this Environmental Certificate, to enter onto the Property or to take such other actions as it deems necessary or advisable to effectuate a Remedial Action, or to in any other way resolve or minimize the impact of, or otherwise deal with, any Contaminant on or affecting the Property in such a manner that may jeopardize FINOVA's security interest. Costs and expenses paid or incurred by FINOVA in the exercise of any such rights shall be secured by the Mortgage and Loan Agreement and shall be payable by Customer upon demand.

                           (b)  Without  limiting   FINOVA's  other  rights  and
         remedies, FINOVA will notify Customer of its intent to undertake a Remedial Action or any other action as discussed above. Prior to FINOVA's initiation of any such action, unless otherwise agreed to by Customer and FINOVA, Customer shall have thirty (30) days from the date of receiving FINOVA's notice to complete the required action and provide FINOVA with satisfactory completion documentation.

                  7. Reliance and Binding Nature. Customer acknowledges that FINOVA has and will rely upon the representations, warranties, and indemnification set forth herein and that the execution and delivery of this Environmental Certificate is an essential condition but for which FINOVA would not close or fund the Loan. The representations, warranties and indemnifications herein shall be binding upon Customer, its successors, assigns and legal representatives and shall inure to the Benefit of FINOVA, its successors, assigns and legal representatives.

                  8. Relation to Other Documents. All terms and conditions contained in the Loan Documents, including, without limitation, this
Environmental Certificate, shall be interpreted to give such terms full force and effect. In the event terms or conditions contained in this Environmental Certificate directly conflict with or are contrary to terms and conditions contained in the other Loan Documents, and the matter at issue concerns or is related to the Site Assessment or indemnity and hold harmless provisions of this Environmental Certificate, this Environmental Certificate shall govern and supersede any conflicting requirement.

                  IN WITNESS WHEREOF, this Environmental Certificate has been executed and delivered by an officer of Customer duly authorized thereunto as of the date first above written.

                                       PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation

                                       By:
                                       Name: Charles G. Baltuskonis
                                       Its: Vice President and
                                            Chief Accounting Officer





(Form A)
Rev. - 2/27/98
                                       7

                                    EXHIBIT A

                             Description of Property

ALL that certain plot, piece or parcel of land, situate, lying and being in the County of Harrison and State of Mississippi, more particularly described as follows:

                                (to be attached)

                                    EXHIBIT B

                               Disclosure Schedule

                                     (None)

                              CONSENT OF GUARANTOR
                                (Biloxi Property)

                  The undersigned,  MEGO FINANCIAL CORP., a New York corporation
(formerly named Mego Corp.) ("Guarantor"), hereby acknowledges that Guarantor executed and delivered to GREYHOUND REAL ESTATE FINANCE COMPANY, an Arizona corporation ("GREFCO"), (i) an Amended and Restated Guarantee and Subordination Agreement dated as of May 10, 1989 (the "PEC Guaranty"), guaranteeing performance of the obligations of PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower"), to Lender (as hereinafter defined) under the Loan Agreement, the Note and other Documents (as the terms "Loan Agreement," "Note" and "Documents" are defined in the PEC Guarantee); and (ii) a Guarantee and Subordination Agreement dated as of March 30, 1989 (the "VSR Guarantee", and, collectively with the PEC Guarantee, the "Guarantee"), guaranteeing performance of the obligations of Vacation Spa Resorts, Inc., a Tennessee corporation, predecessor-in-interest to Borrower, to Lender under the Loan Agreement, the Note and other Documents (as the terms "Loan Agreement," "Note" and "Documents" are defined in the VSR Guarantee).

                  GREFCO has assigned the respective Notes and all of GREFCO's rights and obligations under the respective Loan Agreements and the other respective Documents to FINOVA CAPITAL CORPORATION, a Delaware corporation (formerly known as Greyhound Financial Corporation) ("Lender"), pursuant to a plan of liquidation between GREFCO and Lender.

                  With Guarantor's ratification, consent and approval, Borrower and Lender amended and restated the respective Loan Agreement pursuant to that certain Second Amended and Restated Loan and Consolidated Loan and Security Agreement dated May 15, 1997 (the "Amended and Restated Loan Agreement").

                  Guarantor hereby acknowledges that, pursuant to the terms of the Amended and Restated Loan Agreement, Lender proposes to advance to Borrower an additional principal sum of up to One Million One Hundred Fifty Thousand United States Dollars (U.S. $1,150,000) (the "Biloxi Loan"). Guarantor further acknowledges that the Biloxi Loan is evidenced by and subject to, among other things, that certain Letter Agreement, dated March 20, 1998, by and between Borrower and Lender (the "Biloxi Letter Agreement"), as well as that certain promissory note in the original principal amount of $1,150,000 (as amended, extended or renewed from time to time, the "Biloxi Note") and secured, in part, by that certain Deed of Trust, Assignment of Rents and Proceeds and Security Agreement of even date with the Biloxi Letter Agreement executed by Borrower, as Trustor, for the benefit of Lender, as Beneficiary, and encumbering the real and personal property described therein (as from time to modified and amended, the "Biloxi Deed of Trust") and that certain other documents are being executed in connection with the Biloxi Loan (as from time to time modified, extended, renewed, replaced or restated the "Biloxi Ancillary Documents"; and, together with the Biloxi Letter Agreement, the Biloxi Note, and the Biloxi Deed of Trust, the "Biloxi Documents").


                  Guarantor  consents  to the Biloxi  Documents  and agrees that
(i)the Guarantee shall remain in full force and effect and shall extend to Borrower's Obligations arising under the Biloxi Documents, (ii) that the obligations of the Guarantor under the Guarantee are joint and several with those of each other Obligor (as that term is defined in the Guarantee), (iii) Guarantor's liability under the Guarantee shall continue undiminished by the Biloxi Documents and (iv) all terms, conditions and provisions set forth in the Biloxi Documents and all other Documents executed therewith, are hereby ratified, approved and confirmed.


                  Guarantor reaffirms as if made on the date hereof all of Guarantor's representations and warranties contained in the Guarantee except as otherwise set forth in the Amended and Restated Loan Agreement or on Exhibit 1 attached hereto. Guarantor acknowledges that as of the date hereof, it has (a) no defense, counterclaim, offset, cross-complaint, claim or demand or any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or GREFCO or as a basis to reduce or eliminate all or any part of its liability under the Guarantee, and (b) no other claim against Lender or GREFCO with respect to any portion of the transaction described in the Documents.

                  IN WITNESS WHEREOF, Guarantor has hereunto executed this instrument as of the 20th day of March, 1998.

                                              MEGO FINANCIAL CORP.,a New York
                                              corporation



                                              By:
                                              Name: Jon A. Joseph
                                              Its: Vice President

STATE OF _____________              )
                                            ) ss.
COUNTY OF ___________               )

                  BEFORE ME, the undersigned authority, a Notary Public in and for the County and State aforesaid, on this day personally appeared Jon A. Joseph, known to me to be a Vice President of MEGO FINANCIAL CORP., a New York corporation, who acknowledged to me that the same was the free act and deed of such corporation and that s/he being authorized by proper authority to do so, executed the same on behalf of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____ day of March, 1998.



                                  ----------------------------------------------
                                  Notary Public
My Commission Expires:

---------------------

                                  EXHIBIT 1 TO
                              CONSENT OF GUARANTOR

             Exceptions To Representations And Warranties Reaffirmed
                      By Guarantor Pursuant To This Consent

                            [If none, insert "none"]

                              OFFICER'S CERTIFICATE
                        OF PREFERRED EQUITIES CORPORATION


                  The undersigned, Jon A. Joseph, the Corporate Secretary of Preferred Equities Corporation, a Nevada corporation (the "Company"), does hereby certify that:

                  1. I am the duly elected and presently acting Corporate Secretary of the Company and as such have access to the corporate records of the Company and am familiar with the matters therein contained and herein certified.

                  2. Attached hereto as Exhibit 1 is a certificate of good standing from the Nevada Secretary of State and, since the date of such certificate, there has been no change in the status of the Company.

                  3. Attached hereto as Exhibit 2 is a [certificate of foreign qualification] from the Mississippi Secretary of State and, since the date of such certificate, there has been no change in the status of the Company.

                  4. The Articles of Incorporation of the Company are in full force and effect and have not been modified, rescinded or amended since August 16, 1996.

                  5. The Bylaws of the Company are in full force and effect and have not been modified, rescinded or amended since August 16, 1996.

                  6. Attached hereto as Exhibit 2 is a true and correct copy of resolutions, and the preamble thereto, adopted at a meeting of the Board of Directors of the Company held on March 13, 1998, and such resolutions and preamble were duly adopted by said Board of Directors and are in full force and effect on and as of the date hereof, not having been in any way amended, altered or repealed.

                  7. The forms of Letter Agreement, Note and Deed of Trust described in such resolutions are identical to the corresponding documents executed and delivered by the Company to FINOVA Capital Corporation.

                  8. There are no dissolution proceedings pending on the date hereof with respect to the Company.

                  9. The following persons are now, and at all times subsequent to January 1, 1997 have been duly qualified and acting officers of the Company, duly elected to the offices set forth opposite their respective names, and the signature appearing opposite the name of each such officer is his authentic signature:

                       [Signatures are on following page]

Name                           Office                        Signature
----------------------- ---------------------------  --------------------------

Charles G. Baltuskonis  Vice President and
                        Chief Accounting Officer    __________________________



                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
Certificate as of March 20, 1998.



                                                   By:
                                                     Name: Jon A. Joseph
                                                     Title: Corporate Secretary

                              OFFICER'S CERTIFICATE

                             OF MEGO FINANCIAL CORP.


                  The undersigned, Don A. Mayerson, the Corporate Secretary of Mego Financial Corp., a New York corporation (the "Company"), does hereby certify that:

                  1. I am the duly elected and presently acting Corporate Secretary of the Company and as such have access to the corporate records of the Company and am familiar with the matters therein contained and herein certified.

                  2. Attached hereto as Exhibit 1 is a certificate of good standing from the New York Secretary of State and, since the date of such certificate, there has been no change in the status of the Company.

                  3. The Articles of Incorporation of the Company are in full force and effect and have not been modified, rescinded or amended since August 16, 1996.

                  4. The Bylaws of the Company are in full force and effect and have not been modified, rescinded or amended since August 16, 1996.

                  5. Attached hereto as Exhibit 2 is a true and correct copy of resolutions, and the preamble thereto, adopted at a meeting of the Board of Directors of the Company held on March 13, 1998, and such resolutions and preamble were duly adopted by said Board of Directors and are in full force and effect on and as of the date hereof, not having been in any way amended, altered or repealed.

                  6. There are no dissolution proceedings pending on the date hereof with respect to the Company.

                  7. The following persons are now, and at all times subsequent to January 1, 1997 have been duly qualified and acting officers of the Company, duly elected to the offices set forth opposite their respective names, and the signature appearing opposite the name of each such officer is his authentic signature:



                      [Signatures appear on following page]

Name                  Office                            Signature
-------------------  ------------------------ ---------------------------------

Jon A. Joseph        Vice President           ________________________________




                  IN  WITNESS  WHEREOF,   the  undersigned   has  executed  this
Certificate as of March 20, 1998.


                                             By:__________________________
                                                Name: Don A. Mayerson
                                                Title: Corporate Secretary

                REQUEST FOR ADVANCE AND DISBURSEMENT INSTRUCTIONS



                  The undersigned, as Vice President and Chief Accounting Officer of PREFERRED EQUITIES CORPORATION, a Nevada corporation, hereby instructs FINOVA CAPITAL CORPORATION ("FINOVA") to advance ONE MILLION ONE
HUNDRED SEVENTY-THREE THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($1,173,750.00) in immediate available funds, which funds shall be distributed as follows:

    1.      Bank: Whitney National Bank of Mississippi            $ 1,150,000.00
            ABA Routing No.: 065501353
            For Credit to: The Trust Account
                           of Virgil G. Gillespie
            Account Number: 8071500

    2.      FINOVA Capital Corporation                            $    23,750.00

            (Loan Fee - $23,750.00)

                              Total Funds Disbursed:              $ 1,173,750.00

                  The undersigned acknowledges and agrees that, even though all or a portion of the disbursements described above are to be directed to entities other than the undersigned, receipt of such disbursements by such payees shall constitute receipt of the proceeds by the undersigned.

Dated:  March 20, 1998.

                                       PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation



                                      By:  _____________________________________
                                         Name:  Charles G. Baltuskonis
                                         Title: Vice President and
                                                Chief Accounting Officer

                                LETTER AGREEMENT
                                [BILOXI PROPERTY]

March 20, 1998

Preferred Equities Corporation
4310 Paradise Road
Las Vegas, Nevada 89109-6597

                  Re: 1816 Beach Boulevard, Biloxi, Mississippi

Ladies and Gentlemen:

                  Reference is made to that certain Second Amended and Restated and Consolidated Loan and Security Agreement dated as of May 15, 1997 (as amended and supplemented to date, the "Loan Agreement"), by and between FINOVA Capital Corporation, a Delaware corporation ("Lender") and Preferred Equities Corporation, a Nevada corporation ("Borrower"). Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as set forth in the Loan Agreement.

                  This Letter Agreement is being executed in connection with the Biloxi Advance described below, to provide to Borrower acquisition financing for certain property generally described as approximately four and three-tenths (4.3) acres of land located at 1816 Beach Boulevard, Biloxi, Mississippi (the "Biloxi Property"), as legally described in the Biloxi Deed of Trust described in Section 1 below.

                  This Letter Agreement will confirm certain agreements between Borrower and Lender concerning the Biloxi Advance, and shall constitute an amendment and supplement to the Loan Agreement and to the other Documents as applicable.

                  1.  Biloxi  Advance.   Upon  the  terms  and  subject  to  the
conditions set forth in this Letter Agreement, Lender shall make a single-Advance Loan (the "Biloxi Advance") to Borrower in the least amount of:
(a) One Million One Hundred and Seventy-Three Thousand Seven Hundred and Fifty United States Dollars (U.S. $1,173,750); (b) that amount by which the amount of Six Million Seven Hundred Thousand United States Dollars (U.S. $6,700,000) exceeds the unpaid and outstanding principal balance of the Office Note as of the date hereof; and (c) that amount by which the Maximum Loan Amount exceeds the unpaid and outstanding principal balance of all Loans as of the date hereof (prior to giving effect to the Biloxi Advance). The Biloxi Advance shall be evidenced by a promissory note, in form and substance acceptable to Lender in its sole discretion, to be dated of even date herewith (the "Biloxi Note"). The Biloxi Note shall be secured pursuant to, among other things, a Deed of Trust, Assignment of Rents and Proceeds and Security Agreement with respect to the Biloxi Property, in priority, form and substance acceptable to Lender in its sole

Preferred Equities Corporation
March 20, 1998
Page 2


discretion, to be dated of even date herewith (the "Biloxi Deed of Trust"), as well as the provisions of the Loan Agreement, and as more fully set forth in
Section 3 below. Borrower shall use the Biloxi Advance to finance the acquisition of the Biloxi Property and to pay the Biloxi Advance Loan Fee described in Section 8 below, and to that end Lender shall have no obligation to make the Biloxi Advance except in connection with Borrower's closing of the purchase contemplated by that certain Real Estate Purchase and Sale Agreement by and between Borrower and Biloxi Beach Campground Corp., a Mississippi corporation, made and entered into as of December 23, 1996, as amended to date (the "Purchase Agreement").

                  2. Relationship to Office Note. Lender's consent to the making of the Biloxi Advance is relying on part upon excess availability under the Office Note and cross-collateralization of the Biloxi Note with the Headquarters Property and the FCFC Property. Accordingly, Borrower acknowledges and agrees that, notwithstanding the provisions of paragraphs 3.10 and 3.11 of the Loan Agreement, and the applicable provisions in each of the FCFC Deed of Trust and the Headquarters Deed of Trust, it shall be an additional condition precedent to the release of the lien of: (a) the lien of the FCFC Deed of Trust on the FCFC Property and (b) the lien of the Headquarters Deed of Trust on the Headquarters Property, that in each case the Biloxi Note first shall have been paid in full.

                  3. Security. Without limitation, as provided in paragraphs 3.1(a) and (b) of the Loan Agreement and the Mortgages now existing or hereafter arising, the payment and Performance of Borrower's Obligations under or as evidenced by this Letter Agreement and the Biloxi Note shall be and shall continue to be secured by the liens and Security Interests granted to Lender pursuant to the Loan Agreement, as amended and supplemented by this Letter Agreement, and pursuant to such Mortgages. Furthermore, as security for Borrower's payment and Performance of all Obligations owed to Lender under the Documents (as that term is amended by this Letter Agreement), and as further set forth in the Biloxi Deed of Trust, Borrower hereby grants, transfers and assigns to Lender a first and prior lien and Security Interest in and to all of Borrower's right, title and interest in and to all of the following: the Biloxi Property; all buildings and other improvements now or hereafter erected thereon; all fixtures, equipment and other personal property now or hereafter located on or attached or affixed in any manner to the Biloxi Property; all leases, income, rents, royalties, revenues, issues, accounts receivable, accounts, profits or proceeds from the Biloxi Property; and other items of collateral in connection therewith, all as more fully set forth in the Biloxi Deed of Trust. The Biloxi Deed of Trust shall include, without limitation, prohibitions against further encumbrances and against subsequent sales, assignments, conveyances or other transfers of all or any part of the Trust Property therein described.

                  4. Conditions Precedent. Lender's obligation to make the Biloxi Advance is subject to the following conditions precedent, all of which must be satisfied at or prior to

Preferred Equities Corporation
March 20, 1998
Page 3


the funding of the Biloxi Advance, which in all events must occur on or before March 20, 1998, and any of which may be waived in writing by Lender at any time in its sole discretion.

                           4.1 Borrower shall have executed and delivered to Lender a fully-executed counterpart of this Letter Agreement.

                           4.2 Borrower shall have satisfied, as determined by Lender in its sole discretion, and at Borrower's sole expense, all of the conditions precedent to an Advance under the Mortgage Loan Facility set forth in Article V of the Loan Agreement (and to that end, each reference in such exhibit to a "Project" shall be deemed to refer to the Biloxi Property, each reference to the "Project Note" shall be deemed to refer to the Biloxi Note, and each reference to "the Mortgage Loan Facility" shall be deemed to refer to the Biloxi Advance pursuant to this Letter Agreement); provided, that the Phase I Environmental Assessment shall be dated not more than six (6) months prior to the funding of the Biloxi Advance.

                           4.3 Lender shall have received from Borrower and approved a current (dated not more than six (6) months prior to the funding of the Biloxi Advance) appraisal of the Headquarters Building and the FCFC Property, performed by a state-certified appraiser, including without limitation comparable land sales data, indicating that the FCFC Property and the Headquarters Building have a combined appraised value of not less than Six Million Seven Hundred Thousand United States Dollars (U.S. $6,700,000): (a) conforming to MAI commercial appraisal standards, or (b) in a "restricted" form, provided, that such appraisal contains supporting market information confirming the appraised value set forth therein. The appraisal and appraiser must otherwise be acceptable to Lender in all respects.

                           4.4 Borrower shall have paid the Biloxi Advance Loan Fee.

                           4.5 Borrower and Guarantor shall have provided, and Lender shall have found satisfactory, updates (covering the period of time ending not more than ten (10) days prior to the Biloxi Advance) to the status of litigation matters reported in Exhibit "8.31" to the Loan Agreement, as well as the status of any new litigation matters not set forth in such exhibit (or, in the absence of any such new litigation matters not set forth in such exhibit, an affirmative statement to that effect). The new litigation matters shall include but shall not be limited to that certain lawsuit seeking class-action status, filed in the U.S. Federal District Court for the Northern District of Georgia, purportedly naming Guarantor among others as a defendant; for this lawsuit, Lender shall have received a copy of the Complaint, any and all answers and the

Preferred Equities Corporation
March 20, 1998
Page 4


docket to date. The status of litigation matters shall also disclose which cases are covered by insurance.

                           4.6 Borrower shall have closed the purchase of the Biloxi Property as contemplated in the Purchase Agreement.

                  5.       Conditions Subsequent.

                           5.1 On or before Monday, May 4, 1998, Borrower shall supply documentation to Lender, to the attention of Karen Hrushka at FINOVA Risk Management, from the Mississippi Power Company ("MPC"), wherein MPC shall confirm: (a) ownership responsibility for the two pole-mounted transformers located on the Biloxi Property, and (b) liability therefor should damage or leakage occur. The contact person at Borrower with respect to compliance with this condition is Richard
         L. Rodriguez.

                           5.2 On or before Monday, April 20, 1998, Borrower shall provide to Lender, in form and substance acceptable to Lender in all respects: (a) an ALTA Survey of the Biloxi Property conforming to the provisions of paragraph 3 of Exhibit "5.2.2" to the Loan Agreement and further conforming to the 1997 ALTA/ACSM Minimum Standard Detail Requirements for an urban-class survey, certified to Lender, including Table "A" items 1, 2, 3, 4, 7(a), 8, 10, 11, 13, 14, 15 and 16, together with (b) a revised "survey endorsement" to the Title Policy required hereunder, with respect to such survey.

                           5.3 Without limiting any other provision of any Document, any failure by Borrower to comply with any conditions subsequent set forth in Section 5.1 or Section 5.2 above shall constitute an "Event of Default" under and as defined in the Loan Agreement.

                  6. Without limiting any other provision of any Document, Borrower hereby represents, warrants and covenants as follows:

                           6.1 The fence encroachment disclosed on the survey by Kenny L. Alston, R.L.S., dated May 26, 1994, revised and corrected January 14, 1997, and listed as a "Permitted Encumbrance" on Exhibit "B" of the Biloxi Deed of Trust, will not materially interfere with or impair in any way Borrower's planned development of the Biloxi Property for the purpose of selling Units.

Preferred Equities Corporation
March 20, 1998
Page 5


                           6.2 The protective covenants of record in that certain instrument filed for record in the office of the Chancery Clerk in and for Harrison County, Mississippi and recorded in said office in Book 284 at Page 408, will not materially interfere with or impair in any way Borrower's planned development of the Biloxi Property for the purpose of selling Units.

                           6.3 Neither Borrower nor Guarantor is a defendant in that certain lawsuit filed on February 23, 1998, in the United States District Court for the Northern District of Georgia, Atlanta Division, Civil Action No. 98-CV-0593, captioned "Robert J. Feeney, individually and on behalf of all those similarly situated, Plaintiff, v. Mego Mortgage Corporation, and Jeffrey S. Moore, Defendants." Borrower has furnished to Lender a true, complete and correct copy of the Complaint. If at any time during the Term either Borrower and/or Guarantor is named as a defendant in such lawsuit, Borrower shall notify Lender in writing within three (3) business days after service of process naming Borrower and/or Guarantor, as applicable, as a defendant therein, and furnish Lender by overnight delivery with a true, complete and correct copy of the Complaint and any other documents so served.

The  foregoing  representations,   warranties  and  covenants  shall  be  deemed
incorporated into Article VIII of the Loan Agreement for all purposes, and shall be subject to the provisions of paragraph 8.1 of the Loan Agreement.

                  7. Incorporation of Other Provisions of Loan Agreement. For all purposes under the Loan Agreement, including without limitation the representations, covenants and warranties under Article VIII thereof, the Biloxi Advance shall be deemed a "transaction made pursuant to this Agreement." The Biloxi Property shall be deemed a "Project" for the purposes of Article VI of the Loan Agreement. Each and every right and remedy of Lender with respect to Advances, Notes and Mortgages shall apply with full force and effect to each of the Biloxi Advance (which is hereby deemed an "Advance" under the Loan Agreement), the Biloxi Note (which is hereby deemed a "Note" under the Loan Agreement), and the Biloxi Deed of Trust (which is hereby deemed a "Mortgage" under the Loan Agreement).

                  8. Biloxi Advance Loan Fee. In consideration of Lender's covenants, agreements and promises under this Letter Agreement, Borrower shall pay to Lender at the time of the Biloxi Advance the amount of two and one-half percent (2.50%) of the amount of the Biloxi Advance (the "Biloxi Advance Loan Fee"). The "good faith" deposit of $5,000 previously paid by Borrower to Lender in connection with Borrower's application for the Loan contemplated herein shall be credited toward the Biloxi Advance Loan Fee.

Preferred Equities Corporation
March 20, 1998
Page 6


                  9. Lender's Right of First Refusal. During the Receivables Borrowing Term, Lender shall have the right of first refusal with respect to all construction financing, hypothecation financing and/or purchase agreements secured by or in any way relating to the Biloxi Property or any portion thereof, either solicited by or offered to Borrower. If, while any portion of the Biloxi Note remains unpaid, Borrower or an affiliate of Borrower wishes to accept an offer from a third party for such financing or purchase, the entity wishing to accept the same must give Lender written notice of its intent to do so together with a copy of the written proposal for the financing or purchase, from the prospective third party lender in connection with the proposed financing or purchase. Lender shall have ten (10) business days from receipt of the notice and the items required to be given to Lender to issue a financing proposal to either extend such financing or enter into a purchase agreement upon terms substantially equivalent or better than those contained in the proposal from the prospective third party lender and failure to do so shall be deemed to be an election by Lender not to extend such financing or enter into a purchase agreement. Lender must then issue a commitment within thirty (30) days of receipt of the financing proposal timely accepted by Borrower. The failure of Lender to issue a commitment within this period of time shall be deemed to be an election by Lender not to extend such financing or enter into a purchase agreement.

                  10. Definition of "Documents". The definition of "Documents", as set forth in the Loan Agreement, shall be amended to include this Letter Agreement, the Biloxi Deed of Trust, and each other document executed and delivered to Lender in connection with this Letter Agreement. Each reference in the Loan Agreement to "this Agreement" shall be deemed to refer to the Loan Agreement as amended and supplemented hereby, and each reference in any other Document to "the Loan Agreement" shall be deemed to refer to the Loan Agreement as amended and supplemented hereby.

                  11. Entire Agreement. This Letter Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof; and the Documents, as amended hereby, supersede all prior written or oral understandings and agreements between the parties in connection with its subject matter.

                  12. Counterparts. This Letter Agreement may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

                  13. No Novation. Except as expressly provided herein, Borrower's and Guarantor's respective obligations under the Documents shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Letter Agreement. This Letter Agreement is not a novation, nor is it to be construed as a release,

Preferred Equities Corporation
March 20, 1998
Page 7


waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Documents, except as expressly stated herein. To the extent practicable, any provisions of this Letter Agreement which conflict with any provisions of the Documents shall be construed to supplement such provisions of the Documents, provided that, in the event of irreconcilable conflict, the provisions of this Letter Agreement, construed as narrowly as practicable, shall control.

                            [SIGNATURE PAGE FOLLOWS]

Preferred Equities Corporation
March 20, 1998
Page 8


                  In the event the foregoing represents an accurate statement of the agreements that have been reached please sign and return this letter to the undersigned.

                                            FINOVA CAPITAL CORPORATION, a
                                            Delaware corporation


                                            By:  /s/  Jeffrey A. Owings
                                                 -------------------------------
                                               Name:  Jeffrey A. Owings
                                               Its: vice President




Accepted as of March 20, 1998:

PREFERRED EQUITIES CORPORATION,
a Nevada corporation


By: /s/ Charles G. Baltuskonis
   Name: Charles G. Baltuskonis
   Its: Vice President and Chief Accounting Officer